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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

UFP TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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UFP TECHNOLOGIES, INC.
172 EAST MAIN STREET
GEORGETOWN, MASSACHUSETTS 01833-2107 USA

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
of
UFP TECHNOLOGIES, INC.

To Be Held on June 8, 2011

        The Annual Meeting of Stockholders of UFP Technologies, Inc. (the "Company") will be held on June 8, 2011, at 10:00 a.m., local time, at the Crowne Plaza Boston North Shore, 50 Ferncroft Road, Danvers, Massachusetts 01923, for the following purposes:

  1.
  To consider and act upon the election of the two Class III directors identified in the accompanying proxy statement to serve until the 2014 Annual Meeting of Stockholders and until their successors are duly elected.

  2.
  To ratify the appointment of CCR LLP as the Company's independent registered public accounting firm.

  3.
  To consider and act upon a proposal to amend and restate the Company's 2003 Incentive Plan.

  4.
  If submitted to a vote of the Company's stockholders, to consider and act upon an adjournment of the annual meeting, including, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for those proposals.

  5.
  To transact such other business as may properly come before the annual meeting or any adjournment thereof.

        The Board of Directors has fixed April 22, 2011 as the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting.

        You are cordially invited to attend the Meeting.

                      By Order of the Board of Directors

                      RICHARD L. BAILLY,
                       Secretary

Boston, Massachusetts
May 6, 2011

YOUR VOTE IS IMPORTANT

        YOU ARE URGED TO VOTE, SIGN, DATE, AND RETURN THE ACCOMPANYING ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE POSTAGE-PAID ENVELOPE ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, THE PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION, BY EXECUTING A PROXY WITH A LATER DATE, OR BY ATTENDING AND VOTING AT THE MEETING.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE
COMPANY'S ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 8, 2011:
This Proxy Statement, the Company's Annual Report for the fiscal year ended
December 31, 2010 and the Proxy Card are available at the
Company's website, www.ufpt.com.

UFP TECHNOLOGIES, INC.
172 EAST MAIN STREET
GEORGETOWN, MASSACHUSETTS 01833-2107 USA

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 8, 2011

        This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of UFP Technologies, Inc., a Delaware Corporation (the "Company") with its principal executive offices at 172 East Main Street, Georgetown, Massachusetts 01833, for use at the Annual Meeting of Stockholders to be held on June 8, 2011, and at any adjournment or adjournments thereof (the "Meeting"). The enclosed proxy relating to the Meeting is solicited on behalf of the Board of Directors of the Company and the cost of such solicitation will be borne by the Company. It is expected that this proxy statement and the accompanying proxy will be mailed to stockholders on or about May 6, 2011. Certain of the officers and regular employees of the Company may solicit proxies by correspondence, telephone or in person, without extra compensation. The Company may also pay to banks, brokers, nominees and certain other fiduciaries their reasonable expenses incurred in forwarding proxy material to the beneficial owners of securities held by them.

        Only stockholders of record at the close of business on April 22, 2011 will be entitled to receive notice of, and to vote at, the Meeting. As of that date, there were outstanding and entitled to vote 6,464,948 shares of Common Stock, $0.01 par value (the "Common Stock"), of the Company. Each such stockholder is entitled to one vote for each share of Common Stock so held and may vote such shares either in person or by proxy.

        The enclosed proxy, if executed and returned, will be voted as directed on the proxy or, in the absence of such direction, in favor of (i) the election of the nominees identified herein as directors, (ii) ratification of the appointment of CCR LLP as the Company's independent registered public accounting firm and (iii) the amendment and restatement of the 2003 Incentive Plan as described herein. If any other matters shall properly come before the Meeting, the enclosed proxy will be voted by the proxies in accordance with their best judgment. The proxy may be revoked at any time prior to exercise by filing with the Secretary of the Company a written revocation, by executing a proxy with a later date, or by attending and voting at the Meeting.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

        At the Meeting, two Class III directors are to be elected to serve until the 2014 Annual Meeting of Stockholders and until their successors have been elected and qualified.

        The Company's Certificate of Incorporation, as amended, provides that the Board of Directors shall be divided into three classes. At each Annual Meeting of Stockholders, the directors elected to succeed those whose terms expire shall be identified as being the same class as the directors they succeed and shall be elected to hold office for a term to expire at the third Annual Meeting of Stockholders following such election, and until their respective successors are duly elected and qualified, unless an adjustment in the term to which an individual director shall be elected is made because of a change in the number of directors.

        The Company currently has a total of eight directors, consisting of three Class I directors, two Class II directors, and three Class III directors. The terms of the Class III directors, Richard L. Bailly, David K. Stevenson and Robert W. Pierce, Jr. expire at the Meeting. Each of Messrs. Stevenson and Pierce are being nominated for election as Class III directors, to hold office until the 2014 Annual

Meeting of Stockholders and until their successors have been duly elected and qualified. Mr. Bailly has elected not to serve on the Board of Directors following the end of his current term and the Board has elected, effective June 8, 2011, to fix the number of directors constituting the Board at seven, of which three individuals shall be Class I Directors, two individuals shall be Class II Directors and two individuals shall be Class III Directors.

        It is the intention of the persons named as proxies to vote for the election of the nominees. In the unanticipated event that any such nominee should be unable to serve, the persons named as proxies will vote the proxy for such substitutes, if any, as the present Board of Directors may designate. The nominees have not been nominated pursuant to any arrangement or understanding with any person.

        The following table sets forth certain information with respect to each of our directors and nominees for director. When used below, positions held with the Company include positions held with the Company's predecessors and subsidiaries:

Name	Age	Position	Director Since	Year Term Expires/Will Expire If Elected, Class
R. Jeffrey Bailly	49	President, Chief Executive Officer and Chairman of the Board of Directors	1995	2012, Class I
Kenneth L. Gestal	62	Director	1996	2013, Class II
David B. Gould†, *	57	Director	2003	2012, Class I
Thomas Oberdorf*,+	53	Director	2004	2013, Class II
Marc Kozin++	49	Director	2006	2012, Class I
David K. Stevenson**	68	Director	2007	2014, Class III
Robert W. Pierce, Jr.+	57	Director	2008	2014, Class III
Richard L. Bailly	76	Director	1963	2011,(1)

†
Lead Independent Director

*
Member of the Audit Committee

**
Chairman of the Audit Committee

+
Member of the Compensation Committee

++
Chairman of the Compensation Committee

(1)
Mr. Richard L. Bailly has elected not to stand for reelection.

        Mr. R. Jeffrey Bailly has served as Chairman of the Company since October 2006 and as Chief Executive Officer, President, and a director since January 1, 1995. He joined the Company in 1988 and served as a Division Manager (1989-1992), General Manager Northeast Operations (1992-1994), and as its Vice President of Operations (1994-1995). From 1984 through 1988, Mr. Bailly, a certified public accountant, was employed by Coopers & Lybrand. Mr. Bailly is a member of Young Presidents' Organization. As a result of these and other professional experiences, Mr. Bailly possesses particular knowledge and experience in operations, accounting, finance, mergers and acquisitions, and executive leadership within a manufacturing environment that strengthen the Board's collective qualifications, skills, and experience.

        Mr. Gestal has served as a director of the Company since 1996. In June 2007, Mr. Gestal rejoined Decision Capital, L.P. as president and managing partner; Decision Capital is an alternative investment money management group, which Mr. Gestal had served previously as chief executive officer from 1998 through July 2005. From August 2005 through June 2007, Mr. Gestal served as Chief Operating Officer of Tricordia, LLC, an institutional marketing company. From November 1997 through December 1998, Mr. Gestal served as president of the Alternative Asset Management Group at Swiss Bank

Corporation. Prior to that, Mr. Gestal was chairman of Institutional Global Finance Corp., a money management firm, from 1996 through October 1997. From 1991 to 1995, Mr. Gestal served Swiss Bank Corporation, a securities firm, first as president of SBCI Futures, then as president of SBC Government Securities Inc. and as a director of both firms. Prior to joining Swiss Bank Corporation, Mr. Gestal served as the president of Sanwa-BGK, a securities firm, and as chairman of its futures operations. Mr. Gestal is the brother-in-law of R. Jeffrey Bailly, the Chairman, Chief Executive Officer, and President of the Company. As a result of these and other professional experiences, Mr. Gestal possesses particular knowledge and experience in investment, capital markets and finance, economics and strategic planning that strengthen the Board's collective qualifications, skills, and experience.

        Mr. Gould has served as a director of the Company since 2003. Mr. Gould has been president of Westfield Inc., an industrial real estate development company, since June 1999. Prior to that Mr. Gould was president and chief executive officer of Wood Structures, Inc., a manufacturer of structural building components for the construction industry from May 1991 through June 1999. Mr. Gould is an active member on numerous businesses' boards of advisors and directors as well as a member of several community organizations. As a result of these and other professional experiences, Mr. Gould possesses particular knowledge and experience in sales and marketing, and executive leadership within a manufacturing environment that strengthen the Board's collective qualifications, skills, and experience.

        Mr. Kozin has served as a director of the Company since 2006. Mr. Kozin has been President of the North American practice of L.E.K. Consulting since January 1997; he has served L.E.K. Consulting in various capacities since July 1987. Mr. Kozin has been on the board of directors of CrunchTime! Information Systems, Inc., an information systems company serving the restaurant and food service industry, since December 2002. Previously, Mr. Kozin served on the board of directors of Brandwise, Inc. from December 2002 to December 2005, Lynx Therapeutics, Inc. from July 2002 to March 2005, and Assurance Medical, Inc. from October 1999 to July 2001. As a result of these and other professional experiences, Mr. Kozin possesses particular knowledge and experience in strategic planning and leadership consulting of complex organizations that strengthen the Board's collective qualifications, skills, and experience.

        Mr. Oberdorf has served as a director of the Company since 2004. From August 2010 through March 2011, Mr. Oberdorf consulted for Orchard Brands a multi-channel marketer of men's and women's apparel for the 55+ market segment. From December 2008 through August 2010, Mr. Oberdorf was Executive Vice President and Chief Financial Officer of infoGROUP, Inc., which provides business and consumer databases for sales leads and mailing lists, database marketing services, data processing services, e-mail marketing, market research, and sales and marketing solutions. From June 2006 through 2008, Mr. Oberdorf was Senior Vice President, Chief Financial Officer and Treasurer of Getty Images Inc., the world's leading creator and distributor of still imagery, footage and multi-media products, as well as a recognized provider of other forms of premium digital content, including music. From March 2002 through June 2006, Mr. Oberdorf was Senior Vice President, Chief Financial Officer and Treasurer of CMGI, Inc., a supply chain management, marketing distribution and ecommerce solutions company, where he served as a consultant from November 2001 through February 2002. From February 1999 through October 2001, Mr. Oberdorf was Senior Vice President and Chief Financial Officer of Bertelsmann AG's subsidiary, BeMusic Direct, a direct-to-consumer music sales company. From January 1981 through January 1999, Mr. Oberdorf served in various capacities at Readers Digest Association, Inc., most recently as Vice President Global Books & Home Entertainment—Finance. As a result of these and other professional experiences, Mr. Oberdorf possesses particular knowledge and experience in manufacturing and accounting, finance, and capital markets that strengthen the Board's collective qualifications, skills, and experience.

        Mr. Stevenson has served as a director of the Company since March 2007. Mr. Stevenson served as a director of Chirex, Inc., a Nasdaq listed biotechnology company, from April 2000 until its acquisition by Rhodia SA in September 2000. Mr. Stevenson also served as a Trustee from 1999 to 2008 and as

Board Chair in 2007 of Beth Israel Deaconess Hospital—Needham, an affiliate of Beth Israel Deaconess Medical Center. He continues to serve on the Beth Israel Deaconess Hospital—Needham Board of Advisors and presently chairs the Audit Committee. Mr. Stevenson also served as a director of Elderhostel, Inc., the leading provider of lifelong educational programs to people over 55, from May 2001 through May 2009. He has served as a director of various U.S. insurance subsidiaries of Sun Life Financial, Inc. (NYSE: SLF) since February 2002. Mr. Stevenson currently chairs the Audit and Nominating Committee of Sun Life Insurance and Annuity Company of New York. He is also a director of All States Asphalt, Inc., a private company. Mr. Stevenson, a CPA, was a partner at Arthur Andersen, LLP during his 33 year career in public accounting. As a result of these and other professional experiences, Mr. Stevenson possesses particular knowledge and experience in accounting, finance, and capital markets that strengthen the Board's collective qualifications, skills, and experience.

        Mr. Pierce has served as a director of the Company since June 2008. Mr. Pierce serves as Chief Executive Officer, Chairman, and Co-Owner of Pierce Aluminum Companies, Inc. Pierce Aluminum supplies aluminum raw stock and finished goods to the marine, aerospace, medical, transportation, and defense industries. Over the last 40 years, Mr. Pierce has overseen the growth of the company from a small operating warehouse in Canton, Massachusetts, to a state of the art 150,000 square foot production facility and distribution center in Franklin, Massachusetts and seven regional warehouses across the country. Mr. Pierce currently serves on the Board of Directors of McLean Hospital (since 2010), Crohn's and Colitis Foundation of America—New England Chapter (since 2010), and Overseers Marine Biological Laboratory Woods Hole, Massachusetts (since 2009). Mr. Pierce is a past board member of the National Association of Aluminum Distributors and Mass General Hospital for Children Business Advisory Board. As a result of these and other professional experiences, Mr. Pierce possesses particular knowledge and experience in manufacturing and design, innovation, engineering, sales and marketing, and executive leadership within a manufacturing environment that strengthen the Board's collective qualifications, skills, and experience.

        Mr. Richard L. Bailly, a cofounder of the Company, has served as a director of the Company since its organization in 1963. Mr. Bailly served as the Executive Vice President of the Company from 1963 until his retirement on June 1, 1999. Mr. Bailly is the author of many of the Company's patents, including patents covering the forming and lamination of foam plastics, packaging, conversion technology and moisture transmission. Mr. Bailly is the father of R. Jeffrey Bailly, the Chairman, Chief Executive Officer, and President of the Company. Mr. Bailly has elected not to stand for reelection at the Annual Meeting of Stockholders.

        Directors are elected by a plurality of the votes cast by stockholders entitled to vote at the Meeting.

        THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE NOMINEES LISTED ABOVE.

 CORPORATE GOVERNANCE

Meetings of the Board of Directors

        The Board of Directors of the Company held four meetings during 2010. Each director attended at least 75% of the aggregate of all meetings of the Board of Directors and each committee each such director served on during 2010. All of the Company's directors are encouraged to attend the Company's Annual Meeting of Stockholders. All of the Company's directors were in attendance at the Company's 2010 Annual Meeting.

Independence, Diversity, Leadership Structure and Board Committees

Independence

        The Company's Common Stock is listed on the NASDAQ Stock Market LLC, or Nasdaq, and Nasdaq's listing standards relating to director independence apply to the Company. The Board of Directors has determined that the following current directors are independent under applicable Nasdaq listing standards: Messrs. Stevenson, Gould, Kozin, Oberdorf and Pierce.

Diversity

        The Company strives to have the members of its Board of Directors possess a diverse set of skills so as to best provide guidance to the management team and oversight to the Company. Skills sought include financial, capital markets, manufacturing, engineering, executive leadership, marketing and sales, organizational growth and strategic planning. The Company believes that it has a minimum of one director for each of these skills.

Leadership Structure

        As noted above, our Board of Directors is currently comprised of eight directors, five of which are independent under applicable standards. Richard L. Bailly has elected not to serve on the Board following the end of his term, which expires at the Meeting. Effective June 8, 2011, the Board will comprise seven directors. Assuming the nominees are elected at the Meeting, five of the Company's seven directors will be independent under applicable standards.

        Mr. R. Jeffrey Bailly has served as Chief Executive Officer and member of the Board since January 1, 1995. In October of 2006, he was appointed Chairman of the Board following the death of the prior Chairman of the Board, William H. Shaw, on August 30, 2006.

        We recognize that different board leadership structures may be appropriate for companies in different situations and believe that no one structure is suitable for all companies. We believe our current board leadership structure is optimal for us because it demonstrates to our employees, suppliers, customers, and other stakeholders that UFP Technologies is under strong leadership, with a single person setting the tone and having primary responsibility for managing our operations. Having a single leader for both the Company and the Board of Directors eliminates the potential for confusion or duplication of efforts, and provides clear leadership for the Company.

        Because the positions of Chairman of the Board and Chief Executive Officer are held by the same person, the Board also believes it is appropriate for the independent Directors to elect one independent Director to serve as a Lead Independent Director. In addition to presiding at executive sessions of independent directors, the Lead Independent Director has the responsibility to: (1) coordinate with the Chairman of the Board and Chief Executive Officer in establishing the annual agenda and topic items for Board meetings; (2) retain independent advisors on behalf of the Board as the Board may determine is necessary or appropriate; and (3) perform such other functions as the independent directors may designate from time to time. Mr. Gould currently serves as the Lead Independent Director, a position he has held since June of 2004.

        We believe that our overall leadership structure, consisting of a single individual serving as Chief Executive Officer and Chairman of the Board, together with the number of independent, experienced directors that make up our Board and the independent oversight of our Lead Independent Director, benefits the Company and its shareholders.

Risk Oversight

        Our Board of Directors is responsible for overseeing the Company's risk management process. The Board focuses on the Company's general risk management strategy, the most significant risks facing the Company, and ensures that appropriate risk mitigation strategies are implemented by management. The Board is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters.

        The Board of Directors has delegated to the Audit Committee oversight of the Company's risk management process. Among its duties, the Audit Committee reviews with management (a) the Company's policies with respect to risk assessment and risk management as well as the Company's significant areas of financial risk exposure, (b) the Company's system of disclosure controls and procedures and system of internal controls over financial reporting, and (c) the Company's compliance with legal and regulatory requirements. Our Compensation Committee also considers and addresses risk as it performs its committee responsibilities. Both committees report to the full Board as appropriate, including when a matter rises to the level of a material or enterprise level risk.

        The Company's management is responsible for day-to-day risk management. Our Treasury, Finance, and Internal Audit functions serve as the primary monitoring and testing function for company-wide policies and procedures, and manage the day-to-day oversight of the risk management strategy for the ongoing business. This oversight includes identifying, evaluating, and addressing potential risks that may exist at the enterprise, strategic, financial, operational, and compliance and reporting levels.

        We believe the division of risk management responsibilities described above is an effective approach for addressing the risks we face and that our Board leadership structure supports this approach.

Nominating Committee

        The Board of Directors does not have a nominating committee. Director nominees are selected by a majority of the Company's independent directors. The Board of Directors believes that it is appropriate for the Company not to have a nominating committee because all its independent directors lead the nomination process and the establishment of a nominating committee would be redundant. The Board of Directors does not have a charter relating to the nomination of directors.

        The independent members of the Company's Board of Directors may consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. For all potential candidates, the independent members of the Company's Board of Directors may consider all factors it deems relevant, such as a candidate's personal integrity and sound judgment, business and professional skills and experience, independence, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of the stockholders. The Board of Directors does not assign any particular weight or importance to any one of these factors but rather considers them as a whole. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. If a stockholder wishes to recommend a candidate for election as a director at the 2012 Annual Meeting of Stockholders, it must follow the procedures described in "Stockholder Proposals and Recommendations For Director" below.

Compensation Committee

        The Board of Directors has a Compensation Committee, which met on six occasions in 2010, and is currently composed of Messrs. Kozin, Oberdorf and Pierce. The Compensation Committee operates pursuant to a written charter (the "Compensation Committee Charter") that was adopted by the Board of Directors and that complies with applicable Nasdaq listing standards. The Compensation Committee Charter, as amended, is available at the Company's website, www.ufpt.com. Under the provisions of the Compensation Committee Charter, the primary functions of the Compensation Committee include determining salaries and bonuses for the Company's named executive officers, individuals to whom stock options, other equity-based awards and cash awards are granted, and the terms upon which such grants and awards are made, adopting incentive plans, overseeing risks associated with the Company's compensation policies and practices, evaluating the performance of the Company's named executive officers, reviewing with management compensation disclosures to be included in the Company's filings with the SEC, and determining director compensation, benefits and overall compensation. For a further description of the Company's determination of executive and director compensation, see "Executive Compensation" below.

Audit Committee

        The Board of Directors has an Audit Committee established within the meaning of Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee met five times in 2010, and is currently composed of Messrs. Stevenson, Gould and Oberdorf. The Audit Committee operates pursuant to a written charter (the "Audit Committee Charter") that was adopted by the Board of Directors and that complies with currently applicable SEC and Nasdaq rules. The Audit Committee Charter, as amended, is available at the Company's website, www.ufpt.com. Under the provisions of the Audit Committee Charter, the primary functions of the Audit Committee are to assist the Board of Directors with oversight of (i) the Company's accounting and financial reporting processes, internal controls and external independent audits of the Company's financial statements and (ii) the qualifications, independence, appointment, retention, compensation and performance of the Company's registered public accounting firm. The Audit Committee is also responsible for the maintenance of "whistle-blowing" procedures, and the oversight of certain other compliance matters. See "Report of the Audit Committee" below.

        The Board of Directors has determined that the current members of the Audit Committee are independent directors, as defined by the Audit Committee Charter, applicable SEC rules, and Nasdaq listing standards. In addition, the Board of Directors has determined that Messrs. Stevenson and Oberdorf qualify as "audit committee financial experts," as defined by applicable SEC rules, and that Messrs. Stevenson and Oberdorf satisfy Nasdaq's financial sophistication listing standards.

        Audit Fees.    The Company incurred an aggregate of approximately $162,000 in fees for audit services from CCR LLP for the year ended December 31, 2010. The Company incurred an aggregate of approximately $152,000 in fees for audit services from CCR LLP for the fiscal year ended December 31, 2009. Audit fees include fees and expenses for professional services rendered in connection with the audit of the Company's financial statements for those years, reviews of the financial statements included in each of the Company's Quarterly Reports on Form 10-Q during those years and fees for services related to the Company's registration statements, consents and assistance with and review of documents filed with the SEC.

        Audit-Related Fees.    The Company incurred $0 and $11,000 in audit-related fees in the fiscal years ended December 31, 2010 and 2009, respectively, from CCR LLP. The 2009 audit-related fees are primarily related to the review of SEC filings in connection with acquisitions.

        Tax Fees.    The Company incurred no tax fees for the fiscal years ended December 31, 2010 and 2009, respectively, from CCR LLP.

        All Other Fees.    The Company incurred no other fees for the fiscal years ended December 31, 2010 and 2009, respectively, from CCR LLP.

        The Audit Committee has considered whether the provision of non-audit services by CCR LLP is compatible with maintaining CCR LLP's independence, and believes that the provision of such services is compatible.

Audit Committee Policy on Pre-Approval of Services of Independent Registered Public Accounting Firm

        The Audit Committee's policy is to pre-approve all audit and permissible non-audit services provided by CCR LLP. These services may include audit services, audit-related services, tax services and other services.

Report of the Audit Committee

        The Audit Committee has:

  •
  Reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2010;

  •
  Discussed with CCR LLP, the Company's independent registered public accounting firm, the matters required to be discussed with audit committees under generally accepted auditing standards, including, among other things, the matters required to be discussed by the American Institute of Certified Public Accountants' Auditing Standards Codification Section 380 (Communication with Audit Committees), as adopted by the Public Company Accounting Oversight Board.

  •
  Received and reviewed the written disclosures and the letter from the Company's independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, and discussed with the independent accountant the independent accountant's independence; and

  •
  Based on the review and discussions referred to above, recommended to the Board of Directors that the audited financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2010 for filing with the Securities and Exchange Commission.

  By the Audit Committee of the Board of Directors:

  David K. Stevenson, Chair
  Thomas Oberdorf
  David B. Gould

Independent Registered Public Accounting Firm

        CCR LLP has continuously served as the Company's independent public accountants since its engagement on July 5, 2005. The Audit Committee has appointed CCR LLP, independent accountants, to be the Company's independent registered public accounting firm and to audit the consolidated financial statements of the Company for the year ending December 31, 2011. The Company is advised that no member of CCR LLP has any direct financial interest or material indirect financial interest in the Company since the date of its engagement, July 5, 2005, or has had any connection with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee since such date.

        A representative of CCR LLP is expected to be present at the Meeting and will be given the opportunity to make a statement if so desired. The representative will be available to respond to appropriate questions.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information as of April 22, 2011, with respect to the beneficial ownership of the Company's Common Stock by each director, each nominee for director, each named executive officer in the Summary Compensation Table under "Executive Compensation" below, all executive officers and directors as a group, and each person known by the Company to be the beneficial owner of 5% or more of the Company's Common Stock. This information is based upon information received from or on behalf of the named individuals. Unless otherwise indicated, (i) each person identified possesses sole voting and investment power with respect to the shares listed and (ii) the address for each person named below is: c/o UFP Technologies, Inc., 172 East Main Street, Georgetown, MA 01833.

Name	Shares of Common Stock Beneficially Owned	Percentage of Class
R. Jeffrey Bailly(1)	945,482	14.1%
Richard L. Bailly(1)(2)	61,892	1.0%
Kenneth L. Gestal(1)(3)	103,530	1.6%
Mitchell C. Rock(1)	94,482	1.5%
Ronald J. Lataille(1)	110,916	1.7%
Richard LeSavoy(1)	123,463	1.9%
Daniel J. Shaw, Jr.(1)	75,525	1.2%
David B. Gould(1)(4)	89,790	1.4%
Thomas Oberdorf(1)	62,523	1.0%
Marc Kozin(1)	29,473	*
David K. Stevenson(1)(5)	34,465	*
Robert W. Pierce, Jr.(1)	36,201	*
Renaissance Technologies LLC(6)	449,300	6.9%
800 Third Avenue
New York, NY 10022
All executive officers and directors as a group (12 persons)(1)(2)(3)(4)(5)(7)	1,767,742	25.1%

*
Less than one percent

(1)
Includes shares issuable pursuant to stock options currently exercisable or exercisable within the next 60 days, as follows: 246,620 for R. Jeffrey Bailly, 36,721 for Richard L. Bailly, 51,398 for Kenneth L. Gestal, 15,000 for Mitchell C. Rock, 15,000 for Ronald J. Lataille, 20,000 for Richard LeSavoy, 10,000 for Daniel J. Shaw, Jr., 49,073 for David B. Gould, 62,523 for Thomas Oberdorf, 26,912 for Marc Kozin, 21,330 for David K. Stevenson and 19,201 for Robert W. Pierce, Jr.

(2)
Includes 19,734 shares held by the Bailly Living Trust, over which Mr. Richard L. Bailly has shared voting and dispositive power (together with his spouse) and 5,437 shares held in an IRA account, over which Mr. Richard L. Bailly has sole voting and dispositive power. Excludes 945,482 shares attributable to R. Jeffrey Bailly, Mr. Richard L. Bailly's son, as to which Mr. Richard L. Bailly disclaims beneficial ownership.

(3)
Includes 10,000 shares owned by Mr. Gestal's spouse, as to which Mr. Gestal disclaims beneficial ownership.

(4)
Includes 16,000 shares owned by Mr. Gould's spouse, as to which Mr. Gould disclaims beneficial ownership.

(5)
Includes 1,000 shares owned by Mr. Stevenson's spouse, as to which Mr. Stevenson disclaims beneficial ownership.

(6)
Information in the table and this footnote is based solely upon information contained in a Schedule 13G/A filed with the SEC by Renaissance Technologies LLC on February 11, 2011. As of December 31, 2010, Renaissance Technologies LLC had sole dispositive power over 432,600 shares, shared dispositive power over 16,700 shares and sole voting power over 405,300 shares.

(7)
Includes an aggregate of 573,778 shares that the executive officers and directors have the right to acquire within 60 days pursuant to the exercise of options.

CODE OF ETHICS

        Pursuant to Section 406 of the Sarbanes-Oxley Act of 2002, the Company has adopted a Code of Ethics for Senior Financial Officers that applies to the Company's principal executive officer and its principal financial officer, principal accounting officer, controller, and other persons performing similar functions. The Code of Ethics, as amended, is available at the Company's website, www.ufpt.com. If the Company makes any substantive amendments to this Code of Ethics or grants any waiver, including any implicit waiver, from a provision of this Code of Ethics to the Company's principal executive officer, principal financial officer, principal accounting officer, controller, or other persons performing similar functions, the Company will disclose the nature of such amendment or waiver, the name of the person to whom the waiver was granted and the date of waiver in a report on Form 8-K.

EXECUTIVE OFFICERS

        The names of the Company's executive officers who are not directors of the Company, and certain biographical information furnished by them, are set forth below:

Name	Age	Title
Mitchell C. Rock	43	Vice President of Sales and Marketing
Ronald J. Lataille	49	Vice President, Treasurer and Chief Financial Officer
Richard LeSavoy	55	Vice President of Manufacturing
Daniel J. Shaw, Jr.	50	Vice President of Engineering

        Mr. Rock initially joined the Company in 1991 and served as Director, Sales and Marketing of the Company's Moulded Fibre division (now "Molded Fiber"). From May 1999 through October 2000, Mr. Rock served as Vice President Sales and Business Development of Esprocket, an internet start-up company. Mr. Rock rejoined the Company in April 2001 as Vice President, Sales and Marketing of the Company's Moulded Fibre division and has served as Vice President, Sales and Marketing for the entire Company since May 2002.

        Mr. Lataille joined the Company in November 1997 as its Chief Financial Officer. Prior to joining the Company, Mr. Lataille served as Vice President, Treasurer and Chief Financial Officer of Little Switzerland, Inc. from 1991 through October 1997. He also served as interim President and Chief Executive Officer of Little Switzerland from October 1994 through October 1995. Mr. Lataille is a director of Seacoast United Soccer Club, a not for profit organization located in Hampton, New Hampshire.

        Mr. LeSavoy initially joined the Company in 1983 and served as Materials Manager and then Operations Manager through 1987. From 1988 through 1995 Mr. LeSavoy served as Purchasing Manager and then Manufacturing Manager for the USCI Division of C.R. Bard, Inc., a multi-national developer, manufacturer and marketer of healthcare products. Mr. LeSavoy rejoined the Company in 1995 as Director of Operations for the Northeast Region and has served as Vice President, Manufacturing since February 2003.

        Mr. Shaw initially joined the Company in 1983 and served as a Corporate Industrial Engineer through September, 1992. From October 1992 through September, 1996 Mr. Shaw served as Manager of Product Development and from October 1996 through May, 2000 as Director of Product Development. From June 2000 through May 2002 Mr. Shaw served as a Divisional Vice President of the Specialty Components Division. Since May 2002 Mr. Shaw has served as corporate Vice President, Engineering.

        Executive officers are chosen by and serve at the discretion of the Board of Directors of the Company.

EXECUTIVE COMPENSATION

        The Company's compensation programs are determined by the Compensation Committee of the Board of Directors, which has the ongoing responsibility for establishing, implementing, and monitoring the Company's executive compensation programs. In 2008, the Compensation Committee engaged DolmatConnell & Partners, a Massachusetts-based compensation consulting firm, to perform a comprehensive comparative market study of the compensation programs offered to peer company chief executives and other executive officers. The Compensation Committee used this information in establishing 2010 base salaries, incentive bonuses and other stock-based incentives for its named executive officers. The chief executive officer also makes recommendations to the Compensation Committee about the compensation of the Company's other named executive officers. The Compensation Committee considers the chief executive's recommendations before making a final determination of the compensation programs for the named executive officers.

        The Company operates in a highly competitive and dynamic industry. The key objectives of its executive compensation programs are to attract, motivate and retain superior talent to enable the Company to achieve its business objectives and to align the financial interests of its executives with the stockholders of the Company. The compensation of named executive officers consists of (1) base salary, (2) incentive bonus, (3) long-term incentives and (4) other benefits and perquisites. In addition, the Company has an employment agreement with its chief executive officer.

        Base Salary.    Base salaries are determined based upon a variety of factors, including the executive's scope of responsibilities, a market competitive assessment of similar roles at other companies, and a comparison of salaries paid to peers within the Company. Base salaries are reviewed annually and may be adjusted after considering the above factors.

        Incentive Bonus.    In the past and for the Company's fiscal year ended 2010, the Company's named executive officers earned incentive bonuses. Bonuses are determined based on a combination of qualitative and quantitative, Company and individual measures, the details of which are established annually in the form of business objectives. The business objectives may vary for each executive based upon his or her responsibilities and may include financial and/or strategic measures. For example, in the past and for the Company's fiscal year ended 2010, Mr. R. Jeffrey Bailly, the Company's President and Chief Executive Officer, has earned an incentive bonus based on the Company's achievement of specified corporate financial goals as well as an incentive bonus based on Mr. Bailly's achievement of specified individual goals. The Compensation Committee establishes the performance criteria for each named executive officer's incentive bonus.

        In 2010, bonuses for our named executive officers were largely based upon the Company achieving certain operating income targets, which were based upon the Company's internal budgets, with the bonus amounts set to fluctuate up or down based on the extent to which the Company achieved, did not achieve, or exceeded the operating income target. The bonus amounts for 2010 were also based in part on strategic objectives established for each named executive officer. The bonus amounts awarded for 2010 reflect the fact that the Company exceeded its operating income targets for 2010.

        Subject to contractual commitments, at its discretion the Compensation Committee may allow any executive officer to receive a portion of certain of these bonuses in the form of Common Stock. In these situations, the Compensation Committee may also provide the named executive officer, at its discretion, an additional cash award in the form of a gross-up, in order to pay the income taxes associated with receiving the Common Stock. The goal in allowing the Company's named executive officers to receive a portion of their bonus in stock is to further align their interests with those of the Company's shareholders. Subject to contractual commitments, the Compensation Committee retained sole discretion over all matters relating to the 2010 bonus payments including, without limitation, the decision to pay any bonuses, the amount of each bonus, if any, the ability to increase or decrease any bonus payment and make changes to any financial and/or strategic measures, discretion over the payment of partial awards in the event of employment termination, and the decision whether to allow recipients to receive a portion—and if so, how much—of their bonuses in the form of Common Stock.

        Long-term Incentives.    It is the philosophy of the Company and the Compensation Committee to provide executives with long-term incentives and, thus, align their financial interests with those of the Company's shareholders. Among the Company's various plans, the Company maintains two plans—the Company's 1993 Employee Stock Option Plan, which expired in 2010, and the Company's 2003 Incentive Plan—that provide long-term rewards and incentives to the Company's named executive officers, as well as other participants.

        Beginning in 2006, the Company implemented a stock unit award program for the named executive officers under the 2003 Incentive Plan. The stock unit awards represent a right to receive shares of the Company's Common Stock in varying amounts based on the achievement of financial performance objectives for the Company and, in certain instances, time-based vesting requirements. Based upon the Company's financial results for its 2010 fiscal year, the Compensation Committee determined that the Company had achieved the "threshold", "target" and "exceptional" financial performance targets relating to stock unit awards granted in 2010.

        Named executive officers have stock options outstanding under the Company's 1993 Employee Stock Option Plan. The stock options allow the named executive officers, as well as other key employees, the right to acquire shares of Common Stock at a price equal to the fair market value of the Common Stock on the date of grant. With the exception of the chief executive officer, whose stock options vested immediately upon grant, the stock options are subject to a vesting period. In 2010, no stock options were granted to named executive officers.

Other Benefits and Perquisites

        CEO Stock Awards—For the past several years, and again in 2010, the Company has granted to Mr. R. Jeffrey Bailly, its Chief Executive Officer, an award of Common Stock as a component of his overall compensation. The objective of this equity component is to greater align the chief executive officer's interests with those of the Company's shareholders. The stock is typically issued to the chief executive officer on the last day of the fiscal year, assuming the chief executive officer remains employed by the Company on that date. The chief executive officer is also granted an additional cash award to pay the income taxes associated with receiving this grant of Common Stock (a "gross-up"). In 2010, consistent with the terms of his employment agreement, the chief executive officer was granted 25,000 shares and the gross-up associated with this grant amounted to approximately $219,000.

        As described further below, the Compensation Committee has decided that beginning in 2012 Mr. Bailly's award of Common Stock should be determined as a variable number of shares based on a fixed dollar value, rather than a fixed number of shares to be granted yearly. This change has been evidenced by an amendment to Mr. Bailly's employment agreement, as detailed under "Employment Contract" below.

        Deferred Compensation Plan—In 2006, the Company implemented the UFP Technologies Executive Nonqualified Excess Plan ("Deferred Comp Plan"). Under the Deferred Comp Plan, named executive officers and other key employees are eligible to defer up to 90% of base salary and 100% of bonus and/or commissions into the Plan. Investments of the deferrals are directed by the participants and returns on the deferrals are determined accordingly. Employer contributions into the Plan are discretionary and determined by the Compensation Committee. No employer contributions were made in 2010.

        Supplemental Disability Insurance—Beginning in 2007, named executive officers received long-term disability insurance coverage to supplement the Company's group long-term disability plan. The objective is to provide named executive officers with sufficient coverage to replace a significant portion of his or her wages in the event of disability. The premiums are paid for by the Company and amounted to approximately $12,000 in the aggregate for all named executive officers in 2010.

        Profit Sharing/401(k) Plan—All employees, including named executive officers, who meet certain criteria are eligible to participate in the UFP Technologies, Inc. 401(k) Plan (the "401(k) Plan"). Participants in the 401(k) Plan can defer up to 20% of their gross compensation, subject to IRS limitations, on a pre-tax basis. The Company matches employee deferrals at a discretionary rate, which was 50% of employee deferrals up to a maximum of 2% of an employee's gross wages in 2010. In addition, the Company may make an additional discretionary profit sharing contribution which was 2.0% of gross wages in 2010. No employee deferrals are required to receive an allocated portion of the profit sharing contribution.

        Perquisites—The Company provides welfare benefits to its named executive officers at no cost to the executives. The chief executive officer is also eligible for additional perquisites including club memberships, life insurance and Company paid tax preparation fees. These chief executive officer perquisites are offered principally to facilitate the chief executive officer's role as a Company representative within the community, and to entertain customers.

Policy on Stock Option Timing and Pricing

        The Company's Board of Directors adopted a policy whereby stock options are only to be granted by majority vote of members of the Compensation Committee at a Committee meeting. The Company's policy is to permit trading of Company securities commencing 48 hours after the release of quarterly or annual earnings, assuming that, at such time, there is, in the opinion of the Directors, no material inside information pending. The Company's 2003 Incentive Plan establishes fair market value as the closing price on the date of grant of any equity security, including stock options, granted pursuant to such plan. Previously, the Company used the closing price on the day preceding the grant date as the fair market value.

Tax Considerations

        As part of its role, the Compensation Committee reviews and considers the deductibility of executive compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended, which provides that the Company may not deduct compensation of more than $1,000,000 that is paid to certain individuals other than qualified performance-based compensation. The Company believes that compensation paid under the management incentive plans is generally fully deductible for federal income tax purposes. However, in certain situations, the Committee may approve compensation that will not meet these requirements in order to ensure competitive levels of total compensation for its named executive officers. In this regard, for 2010, no named executive officer received compensation in excess of the limits imposed by Section 162(m) and, therefore, the Company believes that all executive compensation is deductible for federal income tax purposes.

 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary(1)	Stock Awards(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total
R. Jeffrey Bailly,	2010	$330,000	$512,481	$363,000	$285,299	$1,490,780
President, Chief Executive	2009	$315,000	$319,331	$362,250	$173,401	$1,169,982
Officer and Chairman	2008	$315,000	$630,750	$537,266	$147,490	$1,630,506
Ronald J. Lataille	2010	$220,000	$75,000	$110,000	$13,963	$418,963
Vice President, Treasurer and	2009	$210,000	$50,000	$85,000	$28,530	$373,530
Chief Financial Officer	2008	$210,000	$114,300	$95,000	$46,776	$466,076
Richard LeSavoy	2010	$220,000	$75,000	$110,000	$54,033	$459,033
Vice President of Manufacturing	2009	$210,000	$50,000	$90,000	$29,878	$379,878
	2008	$210,000	$114,300	$105,000	$50,376	$479,676
Mitchell C. Rock	2010	$210,000	$75,000	$110,000	$13,375	$408,375
Vice President of Sales and	2009	$195,000	$50,000	$80,000	$27,537	$352,537
Marketing	2008	$195,000	$114,300	$95,000	$46,776	$451,076
Daniel J. Shaw, Jr.	2010	$168,000	$60,000	$75,000	$11,808	$314,808
Vice President of Engineering	2009	$160,000	$40,000	$62,000	$22,322	$284,322
	2008	$160,000	$95,250	$72,000	$38,198	$365,448

(1)
On February 18, 2011, the Compensation Committee approved an increase in the base salary of Mr. Rock to $220,000 effective January 1, 2011.

(2)
For 2008 represents stock unit awards of 75,000, 18,000, 18,000, 18,000 and 15,000 awarded to Messrs. Bailly, Lataille, LeSavoy, Rock and Shaw, respectively. The 2008 stock unit awards were granted on February 21, 2008 and valued at $6.35, the closing price of the Company's Common Stock on the date of grant. For 2009 represents stock unit awards of 50,314, 11,792, 11,792, 11,792 and 9,434 to Messrs. Bailly, Lataille, LeSavoy, Rock and Shaw, respectively. The 2009 stock unit awards were granted on February 24, 2009 and valued at $4.24, the closing price of the Company's Common Stock on the date of grant. For 2010 represents stock unit awards of 41,556, 9,741, 9,741, 9,741 and 7,791 to Messrs. Bailly, Lataille, LeSavoy, Rock and Shaw, respectively. The 2010 stock unit awards were granted on February 19, 2010 and valued at $7.70, the closing price of the Company's Common Stock on the date of grant. Amounts reflected in the table represent the grant date fair value of the stock unit awards computed in accordance with FASB ASC, Topic 718, Compensation—Stock Compensation. In the case of Mr. Bailly, these amounts also include (i) for 2008, 25,000 shares of the Company's Common Stock that were granted to him on February 8, 2008 and issued on December 31, 2008 valued at $6.18 the closing price of the Common Stock on the grant date, (ii) for 2009, 25,000 shares of the Company's Common Stock that were granted to him on February 24, 2009 and issued on December 31, 2009 valued at $4.24 the closing price of the Common Stock on the grant date and (iii) for 2010, 25,000 shares of the Company's Common Stock that were granted to him on February 19, 2010 and issued on December 31, 2010 valued at $7.70, the closing price of the Company's Common Stock on the grant date.

(3)
Represents incentive bonuses earned in 2008, 2009 and 2010 that were paid in March, 2009, 2010 and 2011, respectively. Consistent with past practices, the named executive officers were allowed to take up to 50% of their earned incentive bonuses in the form of Common Stock with the number of shares determined as the bonus amount divided by the closing price of the Company's Common Stock on the date of grant. For 2008, 2009 and 2010 the dates of grant of the Common Stock portion of the incentive bonuses were February 24, 2009, February 19, 2010 and February 18, 2011,

  respectively, and the fair-market value of the Common Stock was $4.24, $7.70 and $20.11, respectively. Incentive bonuses earned in 2008 and paid in 2009 were as follows: $537,266 for Mr. Bailly, $47,500 and 11,203 shares of stock for Mr. Lataille, $52,500 and 12,382 shares of stock for Mr. LeSavoy, $47,500 and 11,203 shares of stock for Mr. Rock and $36,000 and 8,491 shares of stock for Mr. Shaw. Incentive bonuses earned in 2009 and paid in 2010 were as follows: $362,250 for Mr. Bailly, $63,750 and 2,760 shares of stock for Mr. Lataille, $67,500 and 2,922 shares of stock for Mr. LeSavoy, $60,000 and 2,597 shares of stock for Mr. Rock and $46,500 and 2,013 shares of stock for Mr. Shaw. Incentive Bonuses earned in 2010 and paid in 2011 were as follows: $363,000 for Mr. Bailly, $110,000 for Mr. Lataille, $55,000 and 2,735 shares of stock for Mr. LeSavoy, $110,000 for Mr. Rock and $75,000 for Mr. Shaw.

(4)
Represents (i) for Mr. Bailly, Company reimbursement for club fees, tax preparation services and life insurance premiums; (ii) for each of the named executive officers, compensation for the taxes attributable to stock awards and shares issued in lieu of cash bonuses in 2008 of $95,220, $34,200, $37,800, $34,200 and $25,920 for Messrs. Bailly, Lataille, LeSavoy, Rock and Shaw, respectively, in 2009 of $117,000, $15,300, $16,200, $14,400 and $11,160 for Messrs. Bailly, Lataille, LeSavoy, Rock and Shaw, respectively, and in 2010 of $219,000 and $39,600 for Messrs. Bailly and LeSavoy, respectively; and (iii) for each of the named executive officers, car allowances and 401(k) contributions in 2008, 2009 and 2010.

Employment Contract

        On October 8, 2007, the Company entered into an employment agreement with Mr. R. Jeffrey Bailly, the Company's President and Chief Executive Officer and the Chairman of the Company's Board of Directors. The Agreement is terminable by either party at any time, as provided below.

        The employment agreement provides that Mr. Bailly will receive a minimum annual salary of $300,000 and consideration for discretionary bonuses. Pursuant to the agreement, Mr. Bailly will receive an annual stock grant award (the "Annual Stock Grant Award") on or about January 1 of each year entitling him to receive on or before December 31 (the "Issue Date") of each year an aggregate of 25,000 shares of the Company's Common Stock, provided that Mr. Bailly remains employed with the Company through the Issue Date of each such year. Subject to applicable "golden-parachute" rules, the Company has agreed to reimburse Mr. Bailly for the amount of federal and state income taxes attributable to the Annual Stock Grant Award. Annual Stock Grant Awards are to be made under the Company's 2003 Incentive Plan.

        On March 2, 2011 the Company and Mr. Bailly executed an amendment to the employment agreement. Pursuant to the terms of the amendment, effective January 1, 2012, Mr. Bailly's annual salary will increase from not less than $300,000 to not less than $350,000 (Mr. Bailly's annual salary for 2011 remains $330,000), and the Annual Stock Grant Award will change from 25,000 shares of the Company's Common Stock to $300,000 worth of shares of the Company's Common Stock.

        Mr. Bailly's agreement prohibits him from competing with the Company for a period of eighteen months following the termination of his employment for any reason. The employment agreement provides Mr. Bailly with certain other benefits, including the opportunity to participate in the Company's stock option plans, insurance plans and other employment benefits as may be generally available to senior executives of the Company, as well as for the direct payment or reimbursement of tax preparation fees, certain dues and fees relating to club memberships and other fringe benefits.

        Under the terms of the Agreement, if (i) Mr. Bailly's employment with the Company is terminated by the Company without cause, (ii) if Mr. Bailly terminates his employment with the Company for good reason (including a reduction in his base salary, the amount of the Annual Stock Grant Award or certain other benefits, removal from his position as president or chief executive officer, required relocation outside the greater Boston, Massachusetts area or a material reduction in his overall level of responsibility), or (iii) Mr. Bailly voluntarily terminates his employment within six months of a change of control of the Company, then the Company is required to pay Mr. Bailly a lump sum amount equal to three times his average annual compensation for the two years preceding. However, these termination payments shall be limited to an amount that would not result in the imposition of an excise tax or denial of a tax deduction for the Company under the tax code's golden parachute rules. If Mr. Bailly's employment with the Company is terminated by the Company without cause, or if Mr. Bailly terminates his employment with the Company for good reason, or upon a change of control of the Company, then (i) any shares in the Annual Stock Grant Award not issued to Mr. Bailly to which he would otherwise be entitled as of the next Issue Date following such change of control or such termination will be immediately issued to him and (ii) any of Mr. Bailly's other earned but unvested Stock Rights, as defined in the Agreement, will immediately vest in full. If Mr. Bailly's employment with the Company is terminated by the Company without cause, or if Mr. Bailly terminates his employment with the Company for good reason, the Company will continue to pay Mr. Bailly's health insurance for up to thirty-six months.

Grants of Plan-Based Awards

		Estimated Future payouts Under Equity Incentive Plan Awards
					All Other Stock Awards: Number of Shares of Stock or Units (#)
						Grant Date Fair Value Of Stock And Option Awards ($)(3)
Name	Grant Date	Threshold (#)(1)(2)	Target (#)1)(2)	Maximum (#)(1)(2)
R. Jeffrey Bailly(4)	2/19/2010	13,852	13,852	13,852	—	320,000
R. Jeffrey Bailly	2/19/2010	—	—	—	25,000	192,500
Ronald J. Lataille(4)	2/19/2010	3,247	3,247	3,247	—	75,000
Richard LeSavoy(4)	2/19/2010	3,247	3,247	3,247	—	75,000
Mitchell C. Rock(4)	2/19/2010	3,247	3,247	3,247	—	75,000
Daniel J. Shaw, Jr.(4)	2/19/2010	2,597	2,597	2,597	—	60,000

(1)
The stock unit awards listed above are subject to a (i) time-based vesting requirement and (ii) a Company financial performance requirement, which is discussed in footnote 3, below. One-third of these awards vest on February 18, 2012, one-third of these awards vest on February 18, 2013 and one-third of these awards vest on February 18, 2014, provided that the recipient remains continuously employed by the Company through each such vesting date.

(2)
The stock unit awards listed under the "Threshold", "Target" and "Maximum" columns above were also subject to the Company achieving specified financial performance objectives. The performance objectives were based on the Company's adjusted operating income for its 2010 fiscal year relative to operating income targets established by the Compensation Committee. Based upon the Company's financial results for its 2010 fiscal year, the Compensation Committee determined that each of the Threshold, Target and Maximum goals had been achieved. Accordingly, the Compensation Committee awarded stock unit awards to each of the named executive officers in an amount equal to the sum of all of the awards listed in the "Threshold," "Target" and "Maximum" columns above, for each such officer.

(3)
Amount shown does not reflect compensation actually received by the named executive officer nor does it necessarily reflect the actual value that will be recognized by the named executive officer. Instead, the amount shown is the grant date fair value of restricted stock granted to the named executive officer computed in accordance with FASB ASC, Topic 718, Compensation—Stock Compensation. The assumptions used to calculate the value of restricted stock awards are set forth under Note 1(m)—Share-Based Compensation, to the Company's consolidated financial statements included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2010.

(4)
Reflects grants of stock unit awards to the named executive officers pursuant to the Company's 2003 Incentive Plan. Recipients of the stock unit awards will have no rights as stockholders of the Company, including, without limitation, the right to vote or to receive dividends, until and to the extent such stock unit awards have vested and the issuance of the shares of Common Stock in respect of the stock unit awards has been appropriately evidenced. Any unvested stock unit awards shall terminate upon the cessation of a recipient's employment with the Company. In the event of a change in control of the Company (as defined in the stock unit award agreement evidencing the award) on or after January 1, 2011, the applicable number of stock unit awards listed in the "Threshold", "Target" and "Maximum" columns above, to the extent not already vested, shall become fully vested immediately prior to the effective date of such change in control.

        1993 Stock Option Plan.    Effective October 1993, the Company adopted the 1993 Stock Option Plan (the "1993 Plan"). On April 12, 2010 the 1993 Plan expired. The purpose of the 1993 Plan was to benefit the Company through the maintenance and development of its businesses by offering certain present and future key individuals a favorable opportunity to become holders of stock in the Company over a period of years, thereby giving them a permanent stake in the growth and prosperity of the Company. As of April 12, 2010, when the 1993 Plan expired, there remained 302,293 shares of Common Stock reserved for issuance thereunder. As of April 22, 2011 there are options outstanding under the 1993 Plan that cover 336,620 shares of Common Stock.

        2003 Incentive Plan.    The Company's 2003 Incentive Plan is the subject of, and is discussed under, Proposal No. 3. below.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#)(1) Exercisable	Number of Securities Underlying Unexercised Options (#)(1) Unexercisable	Option Exercise Price ($)(2)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)
R. Jeffrey Bailly	46,620	—	1.00	3/25/2013	108,537	1,323,066
	44,444	—	2.25	4/2/2014
	55,556	—	2.25	4/2/2014
	58,159	—	2.39	12/14/2015
	41,841	—	2.39	12/14/2015
Ronald J. Lataille	15,000	—	3.31	5/16/2012	37,533	457,527
Richard LeSavoy	20,000	—	3.31	5/16/2012	37,533	457,527
Mitchell C. Rock	15,000	—	3.31	5/16/2012	37,533	457,527
Daniel J. Shaw, Jr.	10,000	—	3.31	5/16/2012	30,558	375,502

(1)
Represents stock options granted pursuant to the Company's 1993 Stock Option Plan. Options granted to Mr. Bailly have a 10 year life and vested immediately. Options granted to Messrs. Lataille, LeSavoy, Rock and Shaw have lives ranging from five to seven years and vest over periods ranging from three to five years.

(2)
Exercise prices for all options granted to the named executive officers represent the closing price of the Company's Common Stock on the business date immediately preceding the date of grant.

(3)
Represents unvested stock unit awards granted pursuant to the Company's 2003 Incentive Plan. The market value of the stock unit awards that have not vested is calculated using the closing market price of the Company's Common Stock at the end of the Company's last completed fiscal year. Accordingly, this value was determined based on the closing market price of the Company's Common Stock on Nasdaq as of December 31, 2010, which was $12.19.

Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting(1) (#)	Value Realized on Vesting(1) ($)
R. Jeffrey Bailly(2)	145,000	$1,163,150	41,667	$385,420
Ronald J. Lataille	—	$—	16,000	$139,180
Richard LeSavoy	—	$—	16,000	$139,180
Mitchell C. Rock	—	$—	16,000	$139,180
Daniel J. Shaw, Jr.	—	$—	13,333	$115,980

(1)
On February 24, 2010, previously issued stock unit awards covering 6,000, 6,000, 6,000 and 5,000 shares of the Company's Common Stock vested in full for each of Messrs. Lataille, LeSavoy, Rock and Shaw, respectively. The value realized upon the vesting of the stock unit awards is based upon the closing price of $7.78 on February 24, 2010. On July 1, 2010, previously issued stock unit awards covering 41,667, 10,000, 10,000, 10,000 and 8,333 shares of the Company's Common Stock vested in full for each of Messrs. Bailly, Lataille, LeSavoy, Rock and Shaw, respectively. The value realized upon the vesting of the stock unit awards is based upon the closing price of $9.25 on July 1, 2010.

(2)
Mr. Bailly exercised options covering 125,000 shares of stock on March 3, 2010. These options were granted on April 3, 2000 at an exercise price $2.75 per share. The value realized upon exercise of these options was $7.67 per share, or $958,750 based upon the closing price of our Common Stock on the date of exercise. Mr. Bailly also exercised options covering 20,000 shares of stock on November 10, 2010. These options were granted on January 29, 2003 at an exercise price $1.12 per share. The value realized upon exercise of these options was $10.22 per share, or $204,400 based upon the closing price of our Common Stock on the date of exercise.

Potential Payments upon Termination or Change of Control and Severance Plans

        Mr. R. Jeffrey Bailly may be entitled to payment upon his termination or upon a change of control of the Company, as described above. If Mr. Bailly is terminated without cause or if he terminates his employment for good reason or within six months of a change of control of the Company, then Mr. Bailly is entitled to a lump sum amount equal to three times his average annual compensation for the two years preceding, as limited by applicable IRS golden parachute regulations. Accordingly, assuming the triggering event occurred on December 31, 2010, Mr. Bailly would have been entitled to receive $3,007,125.

        In September 1993, the Company adopted a policy that all named executive officers of the Company not otherwise a party to an employment agreement with the Company will receive a severance benefit should the employee's employment with the Company be terminated by the Company other than for cause in connection with a change in control of the Company, in the form of a base salary continuation for a period equal to the sum of (i) four months plus (ii) one month for each year of service with the Company up to a maximum of 18 months. Accordingly, assuming termination of such named executive officers on December 31, 2010, such officers would have been entitled to the following payments:

Name	Severance Payment ($)
Ronald J. Lataille	311,667
Richard LeSavoy	330,000
Mitchell C. Rock	227,500
Daniel J. Shaw, Jr.	252,000

Director Compensation

Name	Year	Fees Earned or Paid in Cash ($)(1)	Option Awards ($)(2)(3)	Total ($)
Richard L. Bailly	2010	10,000	22,250	32,250
Kenneth L. Gestal	2010	10,000	22,250	32,250
David B. Gould	2010	20,000	22,250	42,250
Marc Kozin	2010	17,500	22,250	39,750
Thomas Oberdorf	2010	20,000	22,250	42,250
David K. Stevenson	2010	17,500	22,250	39,750
Robert W. Pierce, Jr.	2010	15,000	22,250	37,250

(1)
For 2010 non-employee directors received: (i) an annual retainer of $20,000, payable 50% in cash and 50% in the form of options, (ii) an annual committee retainer of $5,000 in cash, and an additional $2,500 if the non-employee director serves as committee chair, (iii) reimbursement of expenses for each meeting physically attended, and (iv) an annual lead independent director retainer of $5,000 for the individual serving in that position. Currently, David B. Gould serves as the Company's lead independent director.

(2)
On June 9, 2010, the Company granted non-qualified stock options to acquire Common Stock in the amount of 2,907 to each of Messrs. Bailly, Gestal, Gould, Kozin, Oberdorf, Stevenson and Pierce. Each option was issued as a portion of each Director's annual retainer as described in (1) above and has a ten-year life with an exercise price of $9.09, the closing price of the Company's Common Stock on June 9, 2010.

(3)
On July 1, 2010, the Company granted non-qualified stock options to acquire Common Stock in the amount of 3,500, for each non-employee Director. Each option was granted pursuant to a discretionary grant as permitted by the 2009 Non-Employee Director Stock Incentive Plan, and has a ten-year life with an exercise price of $9.15, the closing price of the Common Stock on July 1, 2010. Amounts reflected in the table represent the grant date fair value of the stock options computed in accordance with FASB ASC, Topic 718, Compensation—Stock Compensation.

        On March 2, 2011 the Board of Directors determined that in addition to the annual retainers paid to non-employee directors in the form of cash and stock options, and in lieu of the annual discretionary grant of non-qualified stock options based on a fixed number of shares previously granted as described in footnote (3) above, each non-employee director would instead receive, on the date of each Annual Meeting of Stockholders and free of any restrictions, shares of Common Stock with a value equal to $10,000, calculated using the closing price of the Common Stock on the date of grant.

 SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

        The following table discloses the securities authorized for issuance under the Company's equity compensation plans as of April 22, 2011. Each of these plans and their amendments has been approved by the Company's stockholders.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under compensation plans
1993 Employee Stock Option Plan(2)	336,620	$2.31	302,293
2003 Incentive Plan—Options	50,000	$9.29	—
2003 Incentive Plan—Stock Unit Awards	251,694	—	—
Total 2003 Incentive Plan	301,694	—	72,659
2009 Non-Employee Director Stock Option Plan	270,746	$6.14	237,240
Total All Stock Plans	909,060	—	612,192

(1)
Will be issued upon exercise of outstanding options or vesting of stock unit awards.

(2)
The 1993 Employee Stock Option Plan expired on April 12, 2010.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        United Development Company Limited.    The Company owns an approximate 26.3% limited partnership interest in United Development Company Limited, a real estate limited partnership ("UTD"), which owns and leases to the Company the Kissimmee, Florida and Decatur, Alabama properties described below. Richard L. Bailly, a director and stockholder of the Company, owns an approximately 21% general partnership interest in UTD.

        Kissimmee, Florida Property.    Effective January 1, 2007, the term of the lease with UTD of the Company's Kissimmee, Florida manufacturing facility was extended until December 31, 2011. Monthly rent for the lease is $13,713, plus the payment of certain expenses and taxes. The Company believes that the terms of its lease are comparable to those available in the market for real estate in Kissimmee, Florida.

        Decatur, Alabama Property.    Effective January 1, 2007, the term of the lease with UTD of the Company's Decatur, Alabama manufacturing facility was extended until December 31, 2011. Monthly rent for the lease is $8,663, plus the payment of certain expenses and taxes. The Company believes that the terms of this lease are comparable to those available in the market for real estate in Decatur, Alabama. On January 13, 2011, UTD sold its Alabama facility for $1,250,000. The buyer of the building has agreed to allow the Company to occupy the building rent-free for a period not to exceed nine months.

        Review, Ratification and Approval.    Our Audit Committee reviews and approves related party transactions (unless such review and approval has been delegated to another committee consisting solely of independent directors).

 PROPOSAL NO. 2
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has selected CCR LLP as the Company's independent registered public accounting firm for the year ending December 31, 2011, and the Board of Directors is asking stockholders to ratify that selection. Although current law, rules, and regulations, as well as the Audit Committee Charter, require the Audit Committee to engage, retain, and supervise the Company's independent registered public accounting firm, the Board considers the selection of the independent registered public accounting firm to be an important matter of stockholder concern and is submitting the selection of CCR LLP for ratification by stockholders as a matter of good corporate practice. If the stockholders do not ratify the selection of CCR LLP, the Audit Committee will review the Company's relationship with CCR LLP and take such action as it deems appropriate, which may include continuing to retain CCR LLP as the Company's independent registered public accounting firm.

        THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF PROPOSAL NO. 2.

 PROPOSAL NO. 3
AMENDMENT AND RESTATEMENT OF THE COMPANY'S
2003 INCENTIVE PLAN

        Effective June 4, 2003, the Company adopted the 2003 Equity Incentive Plan (as amended, the "Incentive Plan"). On March 2, 2011, the Board of Directors, subject to shareholder approval, amended and restated the Incentive Plan. The purpose of the proposed amendment and restatement is to increase the maximum number of shares issuable under the Incentive Plan from 1,250,000 to 2,250,000.

        The Board of Directors believes this increase is appropriate to allow the Company to continue to offer adequate numbers of equity-based and other incentive awards to its employees. As of April 22, 2011, there are only 72,659 shares of Common Stock available for issuance under the Incentive Plan. When the Company's 1993 Employee Stock Option Plan expired in April 2010, there remained 302,293 shares of Company Common stock reserved for issuance thereunder. Those shares are no longer available for this purpose. Accordingly, options and other awards granted to employees since April 2010 have all been granted pursuant to the Incentive Plan. If the amendment and restatement of the Incentive Plan is not approved by the Company's shareholders, the Company believes, based on current projections, that the pool of remaining shares currently available for issuance under the Incentive Plan would likely be fully used in the next six to twelve months.

        The Incentive Plan is intended to benefit the Company by offering equity-based and other incentives to certain of the Company's executives and employees, thereby encouraging their continued involvement with the Company's businesses. The following is a summary description of the Incentive Plan and is qualified in its entirety by reference to the full text of the Incentive Plan, which is set forth as Appendix A to this Proxy Statement.

Description of the 2003 Incentive Plan

        The Incentive Plan will be administered by the Compensation Committee, or another committee consisting of not less than two directors as appointed from time to time by the Board of Directors. Only independent directors may serve on the committee administering the Incentive Plan (hereinafter, the "Committee"). Subject to the express provisions of the Incentive Plan, the Committee has the authority to interpret and construe the Incentive Plan and to adopt rules and regulations for administering the Incentive Plan. Such powers of the Committee include, except as otherwise provided in the Incentive Plan, exclusive authority to select the employees or determine classes of employees to be granted awards under the Incentive Plan, to determine the aggregate amount, type, size, and terms of the awards to be made to eligible employees, and to determine the time when awards will be granted. The Committee shall take into account compliance with Section 409A of the Code (as defined below) in connection with any grant of an award under the Incentive Plan, to the extent applicable.

        Executives and other employees of the Company (including directors and officers) who (i) are employed full time or part time by the Company or its subsidiaries on a salaried basis and (ii) are selected on the basis of such criteria as the Committee may determine, are eligible to participate in the Incentive Plan. Employees who participate in other incentive or benefit plans of the Company or any of its subsidiaries may also participate in the Incentive Plan.

        Awards may be granted in the form of any or a combination of the following:

  •
  Stock Options—options entitling the recipient to acquire shares of Common Stock upon payment of the exercise price, which shall consist of options intended to qualify as incentive stock options under Section 422 of the Code and nonqualified stock options;

  •
  Stock Appreciation Rights ("SARs")—rights entitling the holder upon exercise to receive cash or Common Stock, as the Committee determines, equal to a function (determined by the

    Committee using such factors as it deems appropriate) of the amount by which the Common Stock has appreciated in value since the date of the award;

  •
  Restricted Stock—an award of Common Stock subject to forfeiture if specified events are not satisfied;

  •
  Unrestricted Stock—an award of Common Stock not subject to any restrictions under the Incentive Plan;

  •
  Stock Unit Awards—awards payable in Common Stock that may, but are not required to, include awards subject to performance criteria;

  •
  Stock-Based Awards—awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock as deemed by the Committee to be consistent with the purposes of the Incentive Plan;

  •
  Cash Performance Awards—an award subject to performance criteria payable in cash;

  •
  Performance Awards—awards subject to performance criteria; or

  •
  Grants of cash, or loans, made in connection with other awards in order to help defray in whole or in part the economic cost (including tax cost) of the award to the participant.

        Under the Incentive Plan, "performance criteria" means specified criteria the satisfaction of which is a condition for the exercisability, vesting or full enjoyment of an award. For purposes of performance awards that are intended to qualify for the performance-based compensation exception under Section 162(m) of the Code, a performance criterion shall mean an objectively determinable measure of performance relating to any of the following (determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): (i) sales; revenues; assets; liabilities; costs; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, amortization or other items, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; working capital requirements; stock price; stockholder return; sales, contribution or gross margin, of particular products or services; particular operating or financial ratios; customer acquisition, expansion and retention; or any combination of the foregoing; or (ii) acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; recapitalizations, restructurings, financings (issuance of debt or equity) and refinancings; transactions that would constitute a change of control; or any combination of the foregoing. A performance criterion measure and targets with respect thereto determined by the Committee need not be based upon an increase, a positive or improved result or avoidance of loss. In the case of an award intended to be eligible for the performance-based compensation exception under Section 162(m), the Incentive Plan and such award shall be construed to the maximum extent permitted by law in a manner consistent with qualifying the award for such exception. For more information on Section 162(m), see Federal Income Tax Consequences, below.

        Unless the Committee expressly provides otherwise, (A) an award requiring exercise by the holder will not be deemed to have been exercised until the Committee receives a written notice of exercise (in form acceptable to the Committee) signed by the appropriate person and accompanied by any payment required under the award; and (B) if the award is exercised by any person other than the participant, the Committee may require satisfactory evidence that the person exercising the award has the right to do so. The Committee shall determine the exercise price of each Stock Option or SAR; provided, that each Stock Option or SAR must have an exercise price that is not less than the fair market value of the Stock subject to the Stock Option, determined as of the date of grant. Where the exercise of an award is to be accompanied by payment, the Committee may determine the required or permitted forms of payment.

        The restrictions on Restricted Stock awards may include, without limitation, restrictions on the right of the grantee to sell, assign, transfer or encumber shares while such shares are subject to other restrictions imposed under the Incentive Plan, the duration of such restrictions; the events (which may, in the discretion of the Committee, include performance-based events or objectives) the occurrence of which would cause a forfeiture of the Restricted Stock in whole or in part; and such other terms and conditions as the Committee in its discretion deems appropriate. If so determined by the Committee at the time of an award of Restricted Stock, the lapse of restrictions on Restricted Stock may be based on the extent of achievement over a specified performance period of one or more performance targets based on performance criteria established by the Committee. Restricted Stock awards shall be effective upon execution of the applicable Restricted Stock agreement by the Company and the participant. Following a Restricted Stock award and prior to the lapse or termination of the applicable restrictions, the share certificates for such Restricted Stock shall be held in escrow by the Company. Upon the lapse or termination of the applicable restrictions (and not before such time), the certificates for the Restricted Stock shall be issued or delivered to the participant. From the date a Restricted Stock award is effective, the participant shall be a shareholder with respect to all the shares represented by such certificates and shall have all the rights of a shareholder with respect to all such shares, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares, subject only to the restrictions imposed by the Committee.

        Stock Unit Awards shall be evidenced by a written agreement in the form prescribed by the Committee in its discretion, which shall set forth the number of shares of Common Stock to be awarded pursuant to the award, the restrictions imposed thereon (which may include, without limitation: restrictions on the right of the grantee to sell, assign, transfer or encumber the award prior to vesting, and, in the discretion of the Committee, certain continued service requirements and terms under which the vesting of such awards might be accelerated) and such other terms and conditions as the Committee in its discretion deems appropriate. If so determined by the Committee at the time of the grant of a Stock Unit Award, vesting of the award may be contingent on achievement over a specified performance period of one or more performance targets based on performance criteria established by the Committee. Stock Unit Awards shall be effective upon execution of the applicable Stock Unit Award Agreement by the Company and the participant. Upon a determination of satisfaction of the applicable performance-related conditions and satisfaction of the applicable continued service requirements (and not before such time), shares of Stock shall be issued to the participant pursuant to the award. The participant shall not have any rights of a shareholder of the Company with respect to such shares prior to such issuance.

        The Committee shall have the authority in its discretion to grant to eligible participants Unrestricted Stock and other Stock-Based Awards and shall determine the terms and conditions, if any, of any other Stock-Based Awards made under the Incentive Plan. The Committee shall also have the authority in its discretion to grant to eligible participants awards not based on the Common Stock, including, without limitation, Cash Performance Awards, and other Performance Awards as deemed by the Committee to be consistent with the purposes of the Incentive Plan.

        A maximum of 1,250,000 shares of Common Stock, subject to adjustments for stock splits, stock dividends, mergers, consolidations, and similar transactions as provided in the Incentive Plan, may be delivered in satisfaction of Stock- Based Awards under the Incentive Plan. Currently, 72,659 shares of Common Stock remain available for issuance under the Incentive Plan. If the amendment is approved, a total of 1,072,659 shares of Common Stock will be available under the Incentive Plan, subject to adjustments for stock splits, stock dividends, mergers, consolidations, and similar transactions as provided in the Incentive Plan.

        The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an award. To the extent that an award expires or is canceled, forfeited, settled in cash or otherwise terminated or concluded without a delivery to the participant of the full number of shares to which the award related, the undelivered shares will again be available for grant. Shares withheld in payment of the exercise price or taxes relating to an award and shares equal to the number surrendered in payment of any exercise price or taxes relating to an award shall be deemed to constitute shares not delivered to the participant and shall be deemed to again be available for awards under the Incentive Plan; provided, however, that, where shares are withheld or surrendered more than ten years after the date of the most recent stockholder approval of the Incentive Plan or any other transaction occurs that would result in shares becoming so available, such shares shall not become available if and to the extent that it would constitute a material revision of the Incentive Plan subject to stockholder approval under then applicable rules of the national securities exchange on which the Stock is listed or the Nasdaq Stock Market, as applicable. Common Stock delivered by the Company under the Incentive Plan may be authorized but unissued Common Stock or previously issued Common Stock acquired by the Company and held in treasury. No fractional shares of Common Stock will be delivered under the Incentive Plan.

        In the event of any change in the Company's outstanding Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares, or other similar corporate change, an equitable adjustment shall be made, as determined by the Committee, so as to preserve, without increasing or decreasing, the value of awards and authorizations, in (i) the maximum number or kind of shares issuable or awards which may be granted under the Incentive Plan, (ii) the maximum number, kind or value of any Incentive Plan awards which may be awarded or paid in general or to any one employee or to all employees in a fiscal year, (iii) the performance-based events or objectives applicable to any Incentive Plan awards, (iv) any other aspect or aspects of the Incentive Plan or outstanding awards made thereunder as specified by the Committee, or (v) any combination of the foregoing. Such adjustments shall be made by the Committee and shall be conclusive and binding for all purposes of the Incentive Plan.

        Except as may otherwise be provided in an award agreement or a written employment agreement between the participant and the Company which has been approved by the Committee, upon certain fundamental corporate events described in the Incentive Plan, in lieu of providing the adjustment set forth above, the Committee may, in its discretion, cancel any or all vested and/or unvested awards as of the consummation of such corporate event, and provide that holders of awards so canceled will receive a payment in respect of cancellation of their awards based on the amount of the per share consideration being paid for the Common Stock in connection with such corporate event, less, in the case of Stock Options and other awards subject to exercise, the applicable exercise price, subject to and as set forth in the Incentive Plan.

        The maximum number of shares of Common Stock subject to awards that may be granted to any person in any calendar year shall be 150,000. In addition, in no event shall the number of awards providing for the acquisition of shares of Common Stock for a consideration less than fair market value as of the date of grant or exercise of such awards granted to all participants in any fiscal year exceed 250,000. For this purpose, fair market value may be determined as of a date not more than two trading days prior to the date of grant or exercise in order to facilitate compliance with the reporting requirements under Section 16 of the Securities Exchange Act of 1934. Subject to these limitations, each person eligible to participate in the Incentive Plan shall be eligible in any year to receive awards covering up to the full number of shares of Common Stock then available for awards under the Incentive Plan.

        No more than $1,000,000 may be paid to any individual with respect to any Cash Performance Award or other Performance Award (other than an award expressed in terms of shares of Common

Stock or units representing Common Stock, which shall instead be subject to the limit set forth in the paragraph above). In applying the dollar limitation of the preceding sentence: (A) multiple Cash or other Performance Awards to the same individual that are determined by reference to performance periods of one year or less ending with or within the same fiscal year of the Company shall be subject in the aggregate to one $1,000,000 limit, and (B) multiple Cash or other Performance Awards to the same individual that are determined by reference to one or more multi-year performance periods ending in the same fiscal year of the Company shall be subject in the aggregate to separate $1,000,000 limits.

        The holder of a Incentive Plan award shall have no rights as a Company shareholder with respect thereto unless and until the date as of which shares of Common Stock shall have been issued in respect of such award.

        Except as the Committee shall otherwise determine, no Incentive Plan award or any rights or interests therein of the recipient thereof shall be assignable or transferable by such recipient except upon death to his or her designated beneficiary or by will or the laws of descent and distribution, and, except as aforesaid, during the lifetime of the recipient, a Incentive Plan award shall be exercisable only by, or payable only to, as the case may be, such recipient or his or her guardian or legal representative.

        The Board may at any time terminate or from time to time amend or suspend the Incentive Plan in whole or in part in such respects as the Board may deem advisable in order that awards granted thereunder shall conform to any change in the law, or in any other respect which the Board may deem to be in the best interests of the Company; provided, however, that no amendment of the Incentive Plan shall be made without shareholder approval if shareholder approval of the amendment is at the time required by applicable law, or by the rules of the Nasdaq Stock Market or any stock exchange on which Common Stock may be listed.

        The Board shall have the power to amend the Incentive Plan in any manner deemed necessary or advisable for awards granted under the Incentive Plan to qualify for exemption from Section 16(b) of the Securities Exchange Act of 1934, to qualify as "performance-based" compensation under Section 162(m) of the Code or to comply with applicable law, and any such amendment shall, to the extent deemed necessary or advisable by the Board, be applicable to any outstanding awards theretofore granted under the Incentive Plan notwithstanding any contrary provisions contained in any award agreement. With the consent of the participant affected, the Board may amend outstanding agreements evidencing Incentive Plan awards in a manner not inconsistent with the terms of the Incentive Plan. Unless required by law, no such action or amendment shall adversely affect any rights of participants or obligations of the Company to participants with respect to any award theretofore made under the Incentive Plan without the consent of the affected participant. The Incentive Plan shall remain in effect, subject to the right of the Board of Directors to further amend or terminate the Incentive Plan at any time, until all shares subject to it shall have been purchased or acquired according to the Incentive Plan's provisions.

Federal Income Tax Consequences

        The following discussion of the Federal income tax consequences of the issuance of awards granted under the Incentive Plan is based upon the provisions of the Internal Revenue Code of 1986, as amended, as in effect on the date hereof (the "Code"), current regulations adopted and proposed thereunder, and existing administrative rulings and pronouncements of the Internal Revenue Service (the "IRS"). It is not intended to be a complete discussion of all of the Federal income tax consequences of the Incentive Plan or of all of the requirements that must be met in order to qualify for the described tax treatment. The Incentive Plan provides the Company with broad discretion to grant many different types of awards. The discussion below illustrates the Federal income tax consequences of only some of the types of awards the Company is permitted to make under the

Incentive Plan. Depending on the type of award granted under the Incentive Plan, the Federal income tax consequences to the Company and recipients of awards could materially differ from the discussion below. In addition, because the tax consequences may vary, and certain exceptions to the general rules discussed herein may be applicable, depending upon the personal circumstances and the type of award granted, each recipient should consider his or her personal situation and consult with his or her tax advisor with respect to the specific tax consequences applicable to each recipient. No information is provided in the discussion below about foreign, state or local tax laws.

Nonqualified Stock Options.

        An option holder will not recognize any taxable income upon the grant of a nonqualified option under the Incentive Plan. Generally, an option holder recognizes ordinary taxable income at the time a nonqualified option is exercised in an amount equal to the excess of the fair market value of the shares of Common Stock on the date of exercise over the exercise price.

        However, if the Company imposes restrictions on the shares that do not permit the recipient to transfer the shares to others and that require the recipient to return the shares to the Company at less than fair market value (a "risk of forfeiture"), the date on which taxable income (if any) is recognized will be the date on which the stock becomes "freely transferable" or not subject to risk of forfeiture (the "Recognition Date"). In this circumstance, the option holder will generally recognize ordinary taxable income on the Recognition Date in an amount equal to the excess of the fair market value of the shares at that time over the exercise price.

        Despite this general rule, in the case of a risk of forfeiture, the option holder may make an election pursuant to Section 83(b) of the Code. In this case, the option holder will recognize ordinary taxable income at the time the option is exercised and not on the later date. The option holder's holding period for purposes of determining the appropriate capital gains rate applicable to a subsequent sale of the stock will also be impacted by a Section 83(b) election. In order to be effective, the Section 83(b) election must be filed with the Company and the Internal Revenue Service within 30 days of exercise.

        The Company will generally be entitled to a deduction for Federal income tax purposes in an amount equal to the ordinary taxable income recognized by the option holder, provided the Company reports the income on a Form W-2 or 1099, whichever is applicable, that is timely provided to the option holder and filed with the IRS.

        When an option holder subsequently disposes of the shares of Common Stock received upon exercise of a nonqualified option, he or she will recognize long-term or short-term capital gain or loss (depending upon the holding period), in an amount equal to the difference between (i) the sale price and (ii) the fair market value on the date on which the option holder recognized ordinary taxable income as a result of the exercise of the nonqualified option. The holding period for the shares generally would begin on the date the shares were acquired and would not include the period of time during which the option was held.

        An option holder who pays the exercise price for a nonqualified option, in whole or in part, by delivering shares of Common Stock already owned by him or her will recognize no gain or loss for Federal income tax purposes on the shares surrendered, but otherwise will be taxed according to the rules described above.

        Any nonqualified options having an exercise price less than the fair market value of the Common Stock at the time such options are granted may be considered deferred compensation subject to Section 409A of the Code. Section 409A provides rules regarding the timing of deferred compensation payments. Independent of the tax treatment described above, a failure to meet the requirements of

Section 409A can result in the acceleration of income recognition, an additional 20% tax obligation, plus penalties and interest..

Incentive Stock Options.

        An option holder generally will not recognize taxable income upon either the grant or the exercise of an incentive stock option. However, under certain circumstances, there may be alternative minimum tax or other tax consequences, as discussed below.

        An option holder will recognize taxable income upon the disposition of the shares received upon exercise of an incentive stock option. Any gain recognized upon a disposition that is not a "disqualifying disposition" will be taxable as long-term capital gain. A "disqualifying disposition" means any disposition of shares acquired on the exercise of an incentive stock option within two years of the date the option was granted or within one year of the date the shares were issued to the option holder. The use of shares acquired pursuant to the exercise of an incentive stock option to pay the option price under another stock option is treated as a disposition for this purpose. In general, if an option holder makes a disqualifying disposition, an amount equal to the excess of (a) the lesser of (i) the fair market value of the shares on the date of exercise or (ii) the amount actually realized on the disposition over (b) the option exercise price, will be taxable as ordinary income and the balance of the gain recognized, if any, will be taxable as either long-term or short-term capital gain, depending on the option holder's holding period for the shares. The holding period for the shares generally would begin on the date the shares were acquired and would not include the period of time during which the option was held.

        In addition to the tax consequences described above, the exercise of incentive stock options may result in an "alternative minimum tax" under the Code. The Code provides that an "alternative minimum tax" will be applied against a taxable base which is equal to "alternative minimum taxable income," reduced by a statutory exemption. In general, the amount by which the value of the Common Stock received upon exercise of the incentive stock option exceeds the exercise price is included in the option holder's alternative minimum taxable income. A taxpayer is required to pay the higher of his regular tax liability or the alternative minimum tax. A taxpayer who pays alternative minimum tax attributable to the exercise of an incentive stock option may be entitled to a tax credit against his or her regular tax liability in later years. Because of the many adjustments that apply to the computation of the alternative minimum tax, it is not possible to predict the application of such tax to any particular option holder. An option holder may owe alternative minimum tax even though he or she has not disposed of the shares or otherwise received any cash with which to pay the tax.

        The Company will not be entitled to any deduction with respect to the grant or exercise of an incentive stock option provided the holder does not make a disqualifying disposition. If the option holder does make a disqualifying disposition, the Company will generally be entitled to a deduction for Federal income tax purposes in an amount equal to the taxable ordinary income recognized by the holder, provided the Company reports the income on a Form W-2 or 1099 (whichever is applicable) that is timely provided to the option holder and filed with the IRS.

Stock Appreciation Rights.

        A recipient of a SAR will not be considered to receive any income at the time a SAR is granted, nor will the Company be entitled to a deduction at that time. Upon the exercise of a SAR, the holder will have ordinary income equal to the cash received upon the exercise. At that time, the Company will be entitled to a tax deduction equal to the amount of ordinary income realized by the holder.

        Section 409A of the Code imposes certain rules applicable to "non-qualified deferred compensation plans," which may include certain grants of SARs. If a non-qualified deferred compensation plan subject to Section 409A fails to meet, or is not operated in accordance with, these requirements, then all compensation deferred under the plan is or becomes immediately taxable to the extent that it is not subject to a substantial risk of forfeiture and was not previously taxable. The tax imposed as a result of these rules would be increased by interest at a rate equal to the rate imposed upon tax underpayments plus one percentage point, and an additional tax equal to 20% of the compensation required to be included in income.

        Under the applicable Treasury Regulations, a SAR does not provide for a deferral of compensation under Section 409A, and therefore is not subject to the imposition of the resulting taxes and interest charges, if (i) the compensation payable under the SAR cannot be greater than the difference between the stock's fair market value on the date the SAR was granted and the stock's fair market value on the date the SAR is exercised with respect to a number of shares that was fixed no later than the date of grant, (ii) the SAR exercise price can never be less than the stock's fair market value on the date of grant, and (iii) the SAR does not include any feature for the deferral of compensation other than the deferral of the recognition of income until the date of exercise. In addition, a SAR with a fixed payment date generally complies with Section 409A.

Restricted Stock and Performance Shares.

        The recipient of restricted stock or performance shares will generally not recognize income at the time that shares subject to such restrictions are issued, unless a Section 83(b) election (described below) is made. Absent a Section 83(b) election, recipients of restricted shares will recognize income at the time the restrictions are removed from the shares. In such event, recipients will recognize ordinary income on the date the restrictions are removed in an amount equal to the excess of the then fair market value of such shares over the purchase price (if any) paid for such shares. The tax basis in the shares with respect to which restrictions are removed will be equal to the sum of the amount paid for such shares plus the amount of ordinary income recognized by the recipient. The holding period for such shares for purposes of determining whether any capital gain or loss is short term or long term will begin just after the restrictions are removed (absent a Section 83(b) election).

        Recipients will generally recognize capital gain or loss on a sale or exchange of the shares. The gain or loss will equal the difference between (i) the proceeds received on the sale or exchange and (ii) the adjusted tax basis in the shares. The gain or loss recognized on a sale or exchange of the shares will be long-term capital gain or loss if the shares are held for more than one year. The deductibility of capital losses is subject to limitation.

        If a recipient makes a Section 83(b) election with respect to the shares, the recipient will recognize ordinary compensation income at the time the shares are issued and not when the restrictions are removed from such shares. In such event, the tax basis in the shares would equal their fair market value on the date issued, and the holding period for the shares would begin just after such date. However, if property for which a Section 83(b) election is in effect is forfeited while substantially non-vested, such forfeiture shall be treated as a sale or exchange upon which there is realized a loss equal to the excess (if any) of: (1) the amount paid (if any) for such property, over, (2) the amount realized (if any) upon such forfeiture. The advisability of making a Section 83(b) election will depend on various factors and each recipient's individual circumstances. Recipients are urged to consult with his or her own tax advisors regarding whether, where and how to make a Section 83(b) election. Recipients who decide to do so must make a Section 83(b) election no later than the thirtieth day following the issuance of the shares and, once made, such election generally would be irrevocable by a recipient.

        Any distributions that the Company makes in respect of the vested shares (or shares subject to a valid Section 83(b) election) will be treated as dividends, taxable to recipients as ordinary income, to the extent paid out of the Company's current or accumulated earnings and profits. If the distribution exceeds the Company's current or accumulated earnings and profits, such excess will be treated first as a tax-free return of the recipient's investment, up to the recipient's basis in the shares. Any remaining excess will be treated as capital gain. Any distributions that the Company makes in respect of substantially non-vested shares (i.e., shares subject to a risk of forfeiture and on which no valid Section 83(b) election has been made) will be compensation income to the recipient and not a dividend.

        The Company will generally be entitled to a compensation deduction for Federal income tax purposes in an amount equal to, and at the same time as, the ordinary income recognized by recipients. The Company will report the income on a Form W-2 or 1099, whichever is applicable, and will recognize a deduction in such amount.

Unrestricted Common Stock.

        A person who receives an award of Common Stock generally will have taxable income at the time the shares are received (i) in an amount equal to the excess of the then fair market value of such shares over the purchase price (if any) paid for such shares, if the Common Stock is not subject to restrictions, or (ii) as described in the preceding paragraphs for restricted stock, if the shares are subject to restrictions. The tax treatment of a stock award that consists of other rights will depend on the provisions of the award. It may be immediately taxable if there are no restrictions on the receipt of the cash or other property that the stock award represents, or the tax consequences may be deferred if the receipt of cash or other property for the stock award is restricted, or subject to vesting or performance goals. In those situations in which a participant receives property subject to restrictions, the participant may wish to make a Section 83(b) election, as described above. At the time that the holder of the stock award has ordinary income, the Company will be entitled to a tax deduction equal to the amount of ordinary income realized by the holder.

Deductibility of Awards.

        Section 162(m) of the Code places a $1 million annual limit on the compensation deductible by the Company paid to certain of its executives. The limit, however, does not apply to performance-based compensation. To qualify as performance-based compensation, the compensation must be payable solely on account of the satisfaction of pre-established performance goals which are set by an independent compensation committee and approved by the shareholders. Compensation will not be "performance-based" if it is payable, without regard to whether the performance goals are satisfied, on (i) involuntary termination or (ii) retirement.

        The Company believes that awards under the Incentive Plan subject to performance criteria will qualify for the performance-based compensation exception to the deductibility limit.

New Plan Benefits

        The Company's named executive officers and employee directors have a general ongoing financial interest in Proposal No. 3 because, if adopted, Proposal No. 3 would increase the number of shares of the Company's Common Stock issuable under the Incentive Plan to such executive officers and employee directors.

        In addition, the Company has a contractual obligation to Mr. R. Jeffrey Bailly, the Company's President and Chief Executive Officer, pursuant to which Mr. Bailly receives an annual award on or about January 1 of each year entitling him to receive on or before December 31 of each year shares of Common Stock. If Proposal No. 3 is not adopted, and the amendment and restatement of the Incentive Plan does not occur, the Company cannot guarantee that sufficient shares will be available under the Incentive Plan in future years to honor the contractual obligations of the Company to Mr. Bailly.

        The affirmative vote of the holders of a majority of shares of Common Stock present in person or by proxy at the Meeting and entitled to vote on the proposal to amend and restate the Incentive Plan is required to amend and restate the Incentive Plan.

        THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF PROPOSAL NO. 3.

 PROPOSAL NO. 4
TO ADJOURN THE ANNUAL MEETING OF STOCKHOLDERS OF
UFP TECHNOLOGIES, INC.

        Proposal No. 4 asks the stockholders of the Company to consider and vote upon a proposal to approve an adjournment of the Meeting, if necessary, including adjournments to permit further solicitation of proxies in favor of each of the proposals to elect directors, to ratify the appointment of CCR LLP as the Company's independent registered public accounting firm and to amend and restate the 2003 Incentive Plan.

        If a quorum is not present at the Meeting, stockholders of the Company may be asked to vote on the proposal to adjourn the Meeting to solicit additional proxies. If a quorum is present at the Meeting, but there are not sufficient votes at the time of the Meeting to approve one or more of the proposals, stockholders of the Company may also be asked to vote on the proposal to approve the adjournment of the Meeting to permit further solicitation of proxies in favor of the other proposals.

        If the adjournment proposal is submitted for a vote at the Meeting, and if stockholders of the Company vote to approve the adjournment proposal, the Meeting will be adjourned to enable the Company's Board of Directors to solicit additional proxies in favor of one or more proposals. If the adjournment proposal is approved, and the Meeting is adjourned, the Company's Board of Directors will use the additional time to solicit additional proxies in favor of any of the proposals to be presented at the Meeting, including the solicitation of proxies from stockholders that have previously voted against the relevant proposal. Among other things, approval of the adjournment proposal could mean that, even though the Company may have received proxies representing a sufficient number of votes against a proposal to defeat it, management of the Company could present the adjournment proposal for a vote of the Company's stockholders and thereby cause the Meeting to be adjourned without a vote on the proposal, and seek during that period to convince the holders of those shares to change their votes to vote in favor of the proposal.

        The Company's Board of Directors believes that, if the number of shares of Common Stock voting in favor of any of the proposals presented at the Meeting is insufficient to approve a proposal, it is in the best interests of the Company's stockholders to enable the Company's Board of Directors, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of the proposal.

        The affirmative vote of the holders of a majority of shares of Common Stock present in person or by proxy at the Meeting and entitled to vote on the proposal to adjourn the Meeting is required to adjourn the Meeting.

        THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF PROPOSAL NO. 4.

 OTHER MATTERS

Voting Procedures

        The votes of stockholders present in person or represented by proxy at the Meeting will be tabulated by an inspector of elections appointed by the Company. A quorum, consisting of a majority of shares of all stock issued, outstanding and entitled to vote at the Meeting, will be required to be present in person or by proxy for consideration of the proposals to conduct business at the Meeting. However, if a quorum is not present, a vote of a majority of the votes properly cast will adjourn the Meeting.

        The nominees for director of the Company who receive the greatest number of votes cast by stockholders present in person or represented by proxy at the Meeting and entitled to vote thereon will be elected directors of the Company. The affirmative vote of the holders of a majority of shares of Common Stock present in person or represented by proxy at the Meeting and entitled to vote thereon is required to ratify the appointment of CCR LLP as the Company's independent registered public accounting firm, to approve the amendment and restatement of the 2003 Incentive Plan and to adjourn the Meeting.

        Abstentions will have no effect on the outcome of the vote for the election of directors, but will have the effect of being cast against the other proposals, even though the stockholder so abstaining may intend a different result.

        Shares of Common Stock held of record by brokers who do not return a signed and dated proxy will not be considered present at the Meeting, will not be counted towards a quorum and will not be voted in the election of directors or on the other proposals. Shares of Common Stock held of record by brokers who return a signed and dated proxy but who fail to vote (a "broker nonvote") will count toward the quorum but will have no effect on the proposals not voted.

Reporting Under Section 16(a) of the Securities Exchange Act of 1934

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than 10 percent of the Company's Common Stock to file initial reports of their ownership and changes in ownership of the Company's Common Stock with the SEC. Based solely on the Company's review of the copies of such reports it has received and written representations from certain reporting persons, with respect to the fiscal year ended December 31, 2010, the Company believes that each person who was required to file such reports complied with the applicable filing requirements except for the following late filing: Mr. Gestal filed one late report for one transaction.

Other Proposed Action

        The Board of Directors knows of no matters that may come before the Meeting other than those discussed above. However, if any other matters should properly be presented to the Meeting, the persons named as proxies shall have discretionary authority to vote the shares represented by the accompanying proxy in accordance with their own judgment and applicable laws and regulations.

Stockholder Communications

        Stockholders may contact the Board of Directors of the Company by writing to them c/o Investor Relations, UFP Technologies, Inc., 172 East Main Street, Georgetown, MA 01833. All communications directed to the Board will be delivered to the entire Board of Directors.

Stockholder Proposals and Recommendations for Director

        Stockholder proposals for inclusion in the Company's proxy materials for the 2012 Annual Meeting of Stockholders must be received by the Company no later than January 7, 2012. These proposals must also meet the other requirements of the rules of the Securities and Exchange Commission and the Company's Bylaws.

        The Company's Bylaws establish an advance notice procedure with regard to proposals that stockholders otherwise desire to introduce at the Company's Annual Meeting without inclusion in the Company's proxy statement for that meeting. Written notice of such stockholder proposals for the Company's Annual Meeting of Stockholders in 2012 must be received by the Company's Board of Directors, c/o Secretary, UFP Technologies, Inc., 172 East Main Street, Georgetown, MA 01833, not later than March 10, 2012 and must not have been received earlier than February 9, 2012 in order to be considered timely, and must contain specified information concerning the matters proposed to be brought before such meeting and concerning the stockholder proposing such matters. The matters proposed to be brought before the meeting also must be proper matters for stockholder action. If a stockholder who wishes to present such a proposal fails to notify the Company within this time frame, the proxies that management solicits for the meeting will have discretionary authority to vote on the stockholder's proposal if it is properly brought before the meeting. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the proxy rules of the Securities and Exchange Commission.

        Pursuant to the Company's Bylaws, the notice must set forth: (a) for each nominee (i) information as would be required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission, and (ii) written consent to be named in the proxy statement and serve as director if so elected; (b) a brief description of any proposed business including (i) the text of such proposal and any accompanying resolutions, (ii) the reasons for conducting such business at the meeting, and (iii) any material interest held by the proposing stockholder or any beneficial owner on whose behalf the proposal is made; (c) proposing stockholder and/or beneficial owner information including, (i) name and address, (ii) the class and number of shares of capital stock held, (iii) a description of any agreement, arrangement or understanding with respect to the nomination or proposal with any of their affiliates or associates, and any others acting in concert with the foregoing, (iv) a description of any agreement, arrangement or understanding with respect to shares of the Company's stock entered into by the date of such notice for the purposes of loss mitigation, risk management or derivation of benefit from share price changes and/or redistribution of voting power, (v) a representation that such stockholder is the holder of record, is entitled to vote, and intends to appear in person or by proxy and propose such business or nomination, (vi) a representation of intention to either deliver proxy statements to holders of the necessary percentage of shares or to solicit proxies in support of the proposal, and (vii) any other information relating to such stockholder and/or beneficial owner required to be disclosed in filings made in connection with solicitation of proxies pursuant to the Securities Exchange Act of 1934. The stockholder can alternatively satisfy the notice requirement by submitting proposals in compliance with Securities and Exchange Commission requirements and inclusion of such proposal within a proxy statement prepared by the Company. Compliance with the Company's Bylaws shall be the exclusive means for a stockholder to make nominations or submit other business to the annual meeting (other than matters properly brought in compliance with the rules of the Securities Exchange Act of 1934).

Incorporation By Reference

        To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any filing by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, the sections of the Proxy Statement entitled "Report of the Audit

Committee" shall not be deemed to be so incorporated, unless specifically otherwise provided in any such filing.

Annual Report on Form 10-K

        Copies of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2010 as filed with the Securities and Exchange Commission, this Proxy Statement and the Proxy Card are available to stockholders without charge at the Company's website, www.ufpt.com, and upon written request addressed to Investor Relations, UFP Technologies, Inc. at 172 East Main Street, Georgetown, Massachusetts 01833.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, STOCKHOLDERS ARE URGED TO FILL IN, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY IN THE ENCLOSED ENVELOPE.

 APPENDIX A

UFP TECHNOLOGIES, INC.

2003 INCENTIVE PLAN
As Amended and Restated on March 2, 2011

        1.    Statement of Purpose.    The purpose of this 2003 Incentive Plan (hereinafter referred to as the "Plan") is to benefit UFP TECHNOLOGIES, INC. (the "Company") through the maintenance and development of its businesses by offering equity-based and other incentives to certain present and future executives and other employees who are in a position to contribute to the long-term success and growth of the Company, thereby encouraging the continuance of their involvement with the Company and/or its subsidiaries.

        2.    Administration of the Plan.

        (a)    Board or Committee Administration.    The Plan shall be administered by the Compensation Committee of the Company's Board of Directors (the "Board") or such other committee thereof consisting of such members (not less than two) of the Board as are appointed from time to time by the Board (the "Compensation Committee"), each of the members of which, at the time of any action under the Plan, shall be (i) a "non-employee director" as then defined under Rule 16b-3 under the Act (or meeting comparable requirements of any successor rule relating to exemption from Section 16(b) of the Act), (ii) an "outside director" as then defined under Section 162(m) of the Internal Revenue Code ("Section 162(m)") and (iii) an "independent director" as then defined under the rules of the Nasdaq Stock Market (or meeting comparable requirements of any stock exchange on which the Company's Common Stock, $.01 par value (the "Common Stock") may then be listed). Hereinafter, all references in this Plan to the "Committee" shall mean the Board if no Committee has been appointed. The Committee shall have all necessary powers to administer and interpret the Plan. Such powers of the Compensation Committee include exclusive authority (within the limitations described and except as otherwise provided in the Plan) to select the employees or determine classes of employees to be granted Awards under the Plan, to determine the aggregate amount, type, size, and terms of the Awards to be made to eligible employees, and to determine the time when Awards will be granted. The Compensation Committee may take into consideration recommendations from the appropriate officers of the Company with respect to making the foregoing determinations as to Plan Awards, administration, and interpretation. The Committee shall have full power and authority to adopt such rules, regulations, agreements and instruments for the administration of the Plan and for the conduct of its business as the Committee deems necessary or advisable. The Committee's interpretations of the Plan and all action taken and determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all parties concerned, including the Company, its shareholders and any director or employee of the Company or any Subsidiary.

        (b)    Committee Actions.    The Committee may select one of its members as its chairman, and shall hold meetings at such time and places as it may determine. A majority of the Committee shall constitute a quorum and acts of a majority of the members of the Committee at a meeting at which a quorum is present, or acts reduced to or approved in writing by all the members of the Committee (if consistent with applicable state law), shall be the valid acts of the Committee. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

        (c)    Performance-based Compensation.    In the case of any Award intended to be eligible for the performance-based compensation exception under Section 162(m), the Committee shall exercise its discretion consistent with qualifying the Award for such exception.

        (d)    Section 409A.    The Committee shall take into account compliance with Section 409A of the Internal Revenue Code in connection with any grant of an Award under the Plan, to the extent applicable.

        3.    Eligibility.    Participation in the Plan shall be limited to executives or other employees (including officers and directors who are also employees) of the Company and its Subsidiaries selected on the basis of such criteria as the Committee may determine. Employees who participate in other incentive or benefit plans of the Company or any Subsidiary may also participate in this Plan. As used herein, the term "employee" shall mean any person employed full time or part time by the Company or a Subsidiary on a salaried basis, and the term "employment" shall mean full-time or part-time salaried employment by the Company or a Subsidiary.

        4.    Rules Applicable to Awards.

        (a)    All Awards.

          (i)    Awards.    Awards may be granted in the form of any or a combination of the following: Stock Options; SARs; Restricted Stock; Unrestricted Stock; Stock Unit Awards, other Stock Based Awards; Cash Performance Awards; other Performance Awards; or grants of cash, or loans, made in connection with other Awards in order to help defray in whole or in part the economic cost (including tax cost) of the Award to the Participant.

          (ii)    Terms of Awards.    The Committee shall determine the terms of all Awards subject to the limitations provided herein.

          (iii)    Performance Criteria.    Where rights under an Award depend in whole or in part on satisfaction of Performance Criteria, actions by the Company that have an effect, however material, on such Performance Criteria or on the likelihood that they will be satisfied will not be deemed an amendment or alteration of the Award.

          (iv)    Vesting, Etc.    Without limiting the generality of Section 4(a)(ii), the Committee may determine the time or times at which an Award will vest (i.e., become free of forfeiture restrictions) or become exercisable and the terms on which an Award requiring exercise will remain exercisable.

          (v)    Section 162(m).    The Committee in its discretion may grant Performance Awards that are intended to qualify for the performance-based compensation exception under Section 162(m) and Performance Awards that are not intended so to qualify. In the case of an Award intended to be eligible for the performance-based compensation exception under Section 162(m), the Plan and such Award shall be construed to the maximum extent permitted by law in a manner consistent with qualifying the Award for such exception. In the case of a Performance Award intended to qualify as performance-based for the purposes of Section 162(m), the Committee shall pre-establish in writing one or more specific Performance Criteria no later than 90 days after the commencement of the period of service to which the performance relates (or at such earlier time as is required to qualify the Award as performance-based under Section 162(m)). Prior to payment of any Performance Award intended to qualify as performance-based under Section 162(m), the Committee shall certify whether the Performance Criteria have been attained, and such determination shall be final and conclusive. In the case of a Performance Award intended to qualify as performance-based for the purposes of Section 162(m), the provisions of this Section 4(a)(v) shall be construed in a manner that is consistent with the regulations under Section 162(m).

        (b)    Awards Requiring Exercise.

          (i)    Time and Manner of Exercise.    Unless the Committee expressly provides otherwise, (A) an Award requiring exercise by the holder will not be deemed to have been exercised until the

  Committee receives a written notice of exercise (in form acceptable to the Committee) signed by the appropriate person and accompanied by any payment required under the Award; and (B) if the Award is exercised by any person other than the Participant, the Committee may require satisfactory evidence that the person exercising the Award has the right to do so.

          (ii)    Exercise Price.    The Committee shall determine the exercise price of each Stock Option or SAR; provided, that each Stock Option or SAR must have an exercise price that is not less than the fair market value of the Stock subject to the Stock Option, determined as of the date of grant.

          (iii)    Payment of Exercise Price, If Any.    Where the exercise of an Award is to be accompanied by payment, the Committee may determine the required or permitted forms of payment.

        (c)    Awards Not Requiring Exercise.

          (i)    Restricted Stock.    Restricted Stock awards shall be evidenced by a written agreement in the form prescribed by the Committee in its discretion, which shall set forth the number of shares of Common Stock awarded, the restrictions imposed thereon (which may include, without limitation, restrictions on the right of the grantee to sell, assign, transfer or encumber shares while such shares are subject to other restrictions imposed under this Section 4), the duration of such restrictions; the events (which may, in the discretion of the Committee, include performance-based events or objectives) the occurrence of which would cause a forfeiture of the Restricted Stock in whole or in part; and such other terms and conditions as the Committee in its discretion deems appropriate. If so determined by the Committee at the time of an award of Restricted Stock, the lapse of restrictions on Restricted Stock may be based on the extent of achievement over a specified performance period of one or more performance targets based on performance criteria established by the Committee. Restricted Stock awards shall be effective upon execution of the applicable Restricted Stock agreement by the Company and the Participant. Following a Restricted Stock award and prior to the lapse or termination of the applicable restrictions, the share certificates for such Restricted Stock shall be held in escrow by the Company. Upon the lapse or termination of the applicable restrictions (and not before such time), the certificates for the Restricted Stock shall be issued or delivered to the Participant. From the date a Restricted Stock award is effective, the Participant shall be a shareholder with respect to all the shares represented by such certificates and shall have all the rights of a shareholder with respect to all such shares, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares, subject only to the restrictions imposed by the Committee.

          (ii)    Stock Unit Awards.    Stock Unit Awards shall be evidenced by a written agreement in the form prescribed by the Committee in its discretion, which shall set forth the number of shares of Common Stock to be awarded pursuant to the Award, the restrictions imposed thereon (which may include, without limitation: restrictions on the right of the grantee to sell, assign, transfer or encumber the Award prior to vesting, and, in the discretion of the Committee, certain continued service requirements and terms under which the vesting of such Awards might be accelerated) and such other terms and conditions as the Committee in its discretion deems appropriate. If so determined by the Committee at the time of the grant of a Stock Unit Award, vesting of the Award may be contingent on achievement over a specified performance period of one or more performance targets based on performance criteria established by the Committee. Stock Unit Awards shall be effective upon execution of the applicable Stock Unit Award Agreement by the Company and the Participant. Upon a determination of satisfaction of the applicable performance-related conditions and satisfaction of the applicable continued service requirements, (and not before such time), shares of Stock shall be issued to the Participant pursuant to the Award. The Participant shall not have any rights of a shareholder of the Company with respect to such shares prior to such issuance.

          (iii)    Unrestricted Stock and Other Stock-Based Awards.    The Committee shall have the authority in its discretion to grant to eligible Participants Unrestricted Stock and other Stock-Based Awards. The Committee shall determine the terms and conditions, if any, of any Other Stock Based Awards made under the Plan.

          (iv)    Non Stock—Based Awards.    The Committee shall have the authority in its discretion to grant to eligible Participants Awards not based on the Stock, including, without limitation, Cash Performance Awards, and other Performance Awards as deemed by the Committee to be consistent with the purposes of the Plan.

        5.    Limits on Awards under the Plan.

        (a)    Number of Shares.    A maximum of 2,250,000 shares of Common Stock, subject to adjustment as provided in Section 6, may be delivered in satisfaction of Stock-Based Awards under the Plan.

        (b)    Share Counting Rules.    The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award. To the extent that an Award expires or is canceled, forfeited, settled in cash or otherwise terminated or concluded without a delivery to the Participant of the full number of shares to which the Award related, the undelivered shares will again be available for grant. Shares withheld in payment of the exercise price or taxes relating to an Award and shares equal to the number surrendered in payment of any exercise price or taxes relating to an Award shall be deemed to constitute shares not delivered to the Participant and shall be deemed to again be available for Awards under the Plan; provided, however, that, where shares are withheld or surrendered more than ten years after the date of the most recent stockholder approval of the Plan or any other transaction occurs that would result in shares becoming available under this Section 5(b), such shares shall not become available if and to the extent that it would constitute a material revision of the Plan subject to stockholder approval under then applicable rules of the national securities exchange on which the Stock is listed or the Nasdaq Stock Market, as applicable.

        (c)    Type of Shares.    Common Stock delivered by the Company under the Plan may be authorized but unissued Common Stock or previously issued Common Stock acquired by the Company and held in treasury. No fractional shares of Common Stock will be delivered under the Plan.

        (d)    Other Stock-Based Award Limits.    The maximum number of shares of Common Stock subject to Awards that may be granted to any person in any calendar year shall be 150,000. In addition, in no event shall the number of Awards providing for the acquisition of shares of Common Stock for a consideration less than Fair Market Value as of the date of grant or exercise of such Awards granted to all Participants in any Fiscal Year exceed 250,000. For this purpose, Fair Market Value may be determined as of a date not more than two trading days prior to the date of grant or exercise in order to facilitate compliance with the reporting requirements under Section 16 of the Act. Subject to these limitations, each person eligible to participate in the Plan shall be eligible in any year to receive Awards covering up to the full number of shares of Common Stock then available for Awards under the Plan.

        (e)    Other Award Limits.    No more than $1,000,000 may be paid to any individual with respect to any Cash Performance Award or other Performance Award (other than an Award expressed in terms of shares of Common Stock or units representing Common Stock, which shall instead be subject to the limit set forth in Section 5(d) above). In applying the dollar limitation of the preceding sentence: (A) multiple Cash or other Performance Awards to the same individual that are determined by reference to performance periods of one year or less ending with or within the same fiscal year of the Company shall be subject in the aggregate to one $1,000,000 limit, and (B) multiple Cash or other Performance Awards to the same individual that are determined by reference to one or more multi-year performance periods ending in the same fiscal year of the Company shall be subject in the aggregate to separate $1,000,000 limits.

        6.    Adjustments for Recapitalizations, Mergers, Etc.

        (a)    Dilution and Other Adjustments.    Notwithstanding any other provision of the Plan, in the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares, or other similar corporate change (including a Corporate Event, as defined below), an equitable adjustment shall be made, as determined by the Committee, so as to preserve, without increasing or decreasing, the value of Awards and authorizations, in (i) the maximum number or kind of shares issuable or Awards which may be granted under the Plan, (ii) the maximum number, kind or value of any Plan Awards which may be awarded or paid in general or to any one employee or to all employees in a Fiscal Year, (iii) the performance-based events or objectives applicable to any Plan Awards, (iv) any other aspect or aspects of the Plan or outstanding Awards made thereunder as specified by the Committee, or (v) any combination of the foregoing. Such adjustments shall be made by the Committee and shall be conclusive and binding for all purposes of the Plan.

        (b)    Corporate Events.    Notwithstanding the foregoing, except as may otherwise be provided in an Award agreement or a written employment agreement between the Participant and the Company which has been approved by the Committee, upon any Corporate Event, in lieu of providing the adjustment set forth in Section 6(a) above, the Committee may, in its discretion, cancel any or all vested and/or unvested Awards as of the consummation of such Corporate Event, and provide that holders of Awards so cancelled will receive a payment in respect of cancellation of their Awards based on the amount of the per share consideration being paid for the Stock in connection with such Corporate Event, less, in the case of Options and other Awards subject to exercise, the applicable exercise price; provided, however, that holders of (i) Options shall only be entitled to consideration in respect of cancellation of such Awards if the per share consideration less the applicable exercise price is greater than zero, and (ii) Performance Awards shall only be entitled to consideration in respect of cancellation of such Awards to the extent that applicable performance criteria are achieved prior to or as a result of such Corporate Event, and shall not otherwise be entitled to payment in consideration of cancelled unvested Awards. Payments to holders pursuant to the preceding sentence shall be made in cash, or, in the sole discretion of the Committee, in such other consideration necessary for a holder of an Award to receive property, cash or securities as such holder would have been entitled to receive upon the occurrence of the transaction if the holder had been, immediately prior to such transaction, the holder of the number of shares of Stock covered by the Award at such time.

        7.    Miscellaneous Provisions.

        (a)   The holder of a Plan Award shall have no rights as a Company shareholder with respect thereto unless, and until the date as of which, shares of Common Stock shall have been issued in respect of such Award.

        (b)   Except as the Committee shall otherwise determine in connection with determining the terms of Awards to be granted or shall thereafter permit, no Plan Award or any rights or interests therein of the recipient thereof shall be assignable or transferable by such recipient except upon death to his or her Designated Beneficiary or by will or the laws of descent and distribution, and, except as aforesaid, during the lifetime of the recipient, a Plan Award shall be exercisable only by, or payable only to, as the case may be, such recipient or his or her guardian or legal representative.

        (c)   All Awards granted under the Plan shall be evidenced by agreements in such form and containing and/or incorporating such terms and conditions (not inconsistent with the Plan and applicable law) in addition to those provided for herein as the Committee shall approve.

        (d)   No shares of Common Stock shall be issued, delivered or transferred upon exercise or in payment of any Award granted hereunder unless and until all legal requirements applicable to the issuance, delivery or transfer of such shares have been complied with to the satisfaction of the Committee and the Company, including, without limitation, compliance with the provisions of the Securities Act of 1933, the Act and the applicable requirements of the exchanges on which the Company's Common Stock may, at the time, be listed. The Committee and the Company shall have the right to condition any issuance of shares of Common Stock made to any Participant hereunder on such Participant's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares as the Committee and/or the Company shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may be legended to reflect any such restrictions.

        (e)   The Company shall have the right to make such provision for the withholding of taxes as it deems necessary. In furtherance of the foregoing, the Company shall have the right to require, as a condition of the distribution of Awards in Common Stock, that the Participant or other person receiving such Common Stock either (i) pay to the Company at the time of distribution thereof the amount of any federal, state, or local taxes which the Company is required to withhold with respect to such Common Stock or (ii) make such other arrangements as the Company may authorize from time to time to provide for such withholding including without limitation having the number of the units of the Award cancelled or the number of the shares of Common Stock to be distributed reduced by an amount with a value equal to the value of such taxes required to be withheld. Notwithstanding the foregoing, the Committee may, in its discretion, in connection with the grant of any Award of Common Stock, authorize the Company to pay to Participant receiving the Award, a cash gross-up payment in an amount necessary to cover such federal, state or local taxes attributable to such Award and to such cash payment.

        (f)    No employee or director of the Company or a Subsidiary or other person shall have any claim or right to be granted an Award under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or a Subsidiary, it being understood that all Company and Subsidiary employees who have or may receive Awards under this Plan are employed at the will of the Company or such Subsidiary and in accord with all statutory provisions.

        (g)   The costs and expenses of administering this Plan shall be borne by the Company and not charged to any Award or to any employee or Participant receiving an Award.

        (h)   In addition to the terms defined elsewhere herein, the following terms as used in this Plan shall have the following meanings:

          "Act" shall mean the Securities Exchange Act of 1934 as amended from time to time.

          "Cash Performance Award" shall mean a Performance Award payable in cash. The right of the Company to extinguish an Award in exchange for cash or the exercise by the Company of such right shall not make an Award otherwise not payable in cash a Cash Performance Award.

          "Corporate Event" means (i) a merger or consolidation involving the Company in which the Company is not the surviving corporation; (ii) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Stock receive securities of another corporation and/or other property, including cash; or (iii) the reorganization or liquidation of the Company.

          "Designated Beneficiary" shall mean the person or persons, if any, last designated as such by the Participant on a form filed by him or her with the Company in accordance with such procedures as the Committee shall approve.

          "Fair Market Value" of a share of Common Stock of the Company on any date shall mean the closing price of the Common Stock on the trading day coinciding with such date, or if not trading on such date, then the closing price as of the next following trading day. If shares of the Common Stock shall not have been traded on any national exchange or interdealer quotation system for more than 10 days immediately preceding such date or if deemed appropriate by the Committee for any other reason, the fair market value of shares of Common Stock shall be determined by the Committee in such other manner as it may deem appropriate.

          "Fiscal Year" shall mean the twelve-month period used as the annual accounting period by the Company and shall be designated according to the calendar year in which such period ends.

          "Internal Revenue Code" shall mean the Internal Revenue Code of 1986 and regulations thereunder as amended from time to time. References to particular sections of the Internal Revenue Code shall include any successor provisions.

          "ISO" shall mean an incentive stock option under Section 422 of the Internal Revenue Code.

          "Participant" shall mean, as to any Award granted under this Plan and for so long as such Award is outstanding, the employee to whom such Award has been granted.

          "Performance Award" shall mean an Award subject to Performance Criteria.

          "Performance Criteria" shall mean specified criteria the satisfaction of which is a condition for the exercisability, vesting or full enjoyment of an Award. For purposes of Performance Awards that are intended to qualify for the performance-based compensation exception under Section 162(m), a Performance Criterion shall mean an objectively determinable measure of performance relating to any of the following (determined either on a consolidated basis or, as the context permits, on a divisional, subsidiary, line of business, project or geographical basis or in combinations thereof): (i) sales; revenues; assets; liabilities; costs; expenses; earnings before or after deduction for all or any portion of interest, taxes, depreciation, amortization or other items, whether or not on a continuing operations or an aggregate or per share basis; return on equity, investment, capital or assets; one or more operating ratios; borrowing levels, leverage ratios or credit rating; market share; capital expenditures; cash flow; working capital requirements; stock price; stockholder return; sales, contribution or gross margin, of particular products or services; particular operating or financial ratios; customer acquisition, expansion and retention; or any combination of the foregoing; or (ii) acquisitions and divestitures (in whole or in part); joint ventures and strategic alliances; spin-offs, split-ups and the like; reorganizations; recapitalizations, restructurings, financings (issuance of debt or equity) and refinancings; transactions that would constitute a change of control; or any combination of the foregoing. A Performance Criterion measure and targets with respect thereto determined by the Committee need not be based upon an increase, a positive or improved result or avoidance of loss.

          "Restricted Stock" shall mean an Award of Stock subject to forfeiture to the Company if specified conditions are not satisfied.

          "SARs" shall mean rights entitling the holder upon exercise to receive cash or Stock, as the Committee determines, equal to a function (determined by the Committee using such factors as it deems appropriate) of the amount by which the Stock has appreciated in value since the date of the Award.

          "Stock" shall mean Common Stock of the Company, par value $.01 per share.

          "Stock-based Awards" shall mean such awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock as deemed by the Committee to be consistent with the purposes of the Plan, and shall include, without limitation, all Stock Options, SARs, Restricted Stock, Stock Unit Awards and any Performance Awards consisting of any of the foregoing.

          "Stock Options" shall mean options entitling the recipient to acquire shares of Stock upon payment of the exercise price and shall consist of ISO's and non-statutory options.

          "Stock Unit Awards" shall mean an award payable in shares of Stock. A Stock Unit Award may, but shall not be required to include a Performance Award.

          "Subsidiary" shall mean any domestic or foreign corporation, partnership, association, joint stock company, trust or unincorporated organization "affiliated " with the Company, that is, directly or indirectly, through one or more intermediaries, "controlling", "controlled by" or "under common control with", the Company.

          "Unrestricted Stock" shall mean an Award of Stock not subject to any restrictions under the Plan.

        (i)    This Plan shall be governed by the laws of the Commonwealth of Massachusetts and shall be construed for all purposes in accordance with the laws of said Commonwealth except as may be required by the General Corporation Law of Delaware or by applicable federal law.

        8.    Amendments and Termination; Requisite Shareholder Approval.    The Board may at any time terminate or from time to time amend or suspend the Plan in whole or in part in such respects as the Board may deem advisable in order that Awards granted thereunder shall conform to any change in the law, or in any other respect which the Board may deem to be in the best interests of the Company; provided, however, that no amendment of the Plan shall be made without shareholder approval if shareholder approval of the amendment is at the time required by applicable law, or by the rules of the Nasdaq Stock Market or any stock exchange on which Common Stock may be listed. The Board shall have the power to amend the Plan in any manner contemplated by Section 9 deemed necessary or advisable for Awards granted under the Plan to qualify for the exemption provided by Rule 16b-3 (or any successor rule relating to exemption from Section 16(b) of the Act), to qualify as "performance-based" compensation under Section 162(m) or to comply with applicable law, and any such amendment shall, to the extent deemed necessary or advisable by the Board, be applicable to any outstanding Awards theretofore granted under the Plan notwithstanding any contrary provisions contained in any Award agreement. In the event of any such amendment to the Plan, the holder of any Award outstanding under the Plan shall, upon request of the Board and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Board to any Award agreement relating thereto within such reasonable time as the Board shall specify in such request. With the consent of the Participant affected, the Board may amend outstanding agreements evidencing Plan Awards in a manner not inconsistent with the terms of the Plan. Notwithstanding anything contained in this Section 8 or in any other provision of the Plan, unless required by law, no action contemplated or permitted by this Section 8 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Award theretofore made under the Plan without the consent of the affected Participant.

        9.    Effective Date and Term of Plan.    This Plan was adopted on April 8, 2003. The Plan was amended on February 26, 2007 , March 22, 2007 and February 21, 2008. This Amendment and Restatement is effective as of March 2, 2011 subject to ratification by the stockholders of the Company at the Annual Meeting of Stockholders to be held on June 8, 2011. The Plan shall remain in effect, subject to the right of the Board of Directors to further amend or terminate the Plan at any time pursuant to Section 8 hereof, until all shares subject to it shall have been purchased or acquired according to the Plan's provisions, provided, however, that no ISO may be granted under the Plan after March 1, 2021.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date UFP TECHNOLOGIES, INC. M35962-P11860 To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. Please indicate if you plan to attend this meeting. For Against Abstain 2. TO RATIFY THE APPOINTMENT OF CCR LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. 3. TO AMEND AND RESTATE THE COMPANY'S 2003 INCENTIVE PLAN, AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. For address changes and/or comments, please check this box and write them on the back where indicated. For All Withhold All For All Except 0 0 0 0 0 0 Yes No 0 0 Yes No 01) DAVID K. STEVENSON 02) ROBERT W. PIERCE, JR. 1. ELECTION OF DIRECTORS: NOMINEES: THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES AS DIRECTORS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 2. VOTE BY MAIL Mark, sign and date your proxy card, and return it in the postage-paid envelope we have provided, or return it to UFP Technologies, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, USA UFP TECHNOLOGIES, INC. 172 EAST MAIN STREET GEORGETOWN, MA 01833-2107 USA Please indicate if you wish to view meeting materials electronically via the Internet rather than receiving a hard copy. Please note that you will continue to receive a proxy card for voting purposes only. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 3. 4. IF SUBMITTED TO A VOTE OF THE COMPANY'S STOCKHOLDERS, TO APPROVE AN ADJOURNMENT OF THE ANNUAL MEETING, INCLUDING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF THE FOREGOING PROPOSALS, AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. (SIGNATURES SHOULD BE THE SAME AS THE NAME PRINTED HEREON. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS, ATTORNEYS, AND OFFICERS OF CORPORATIONS SHOULD ADD THEIR TITLES WHEN SIGNING.) For Against Abstain For Against Abstain THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 4. 0 0 0 0 0 0 0 0 0 NOTE: SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.

Address Changes/Comments: ______________________________________________________________________________ ________________________________________________________________________________________________________ (If you noted any Address Changes/Comments above, please mark the corresponding box on the reverse side.) The undersigned hereby appoints R. Jeffrey Bailly and Ronald J. Lataille, and each of them, acting singly, with full power of substitution, attorneys and proxies to represent the undersigned at the 2011 Annual Meeting of Stockholders of UFP Technologies, Inc. to be held on Wednesday, June 8, 2011, and at any adjournment or adjournments thereof, with all power that the undersigned would possess if personally present, and to vote all shares of stock that the undersigned may be entitled to vote at said meeting upon the matters set forth in the Notice of and Proxy Statement for the Annual Meeting in accordance with the instructions and with discretionary authority upon such other matters as may come before the Annual Meeting. All previous proxies are hereby revoked. This Proxy is solicited on behalf of the Board of Directors as listed herein. It will be voted as directed by the undersigned and if no direction is indicated, it will be voted (i) for the election of the Nominees as Directors, (ii) for the proposal to ratify the appointment of CCR LLP as the Company's independent registered public accounting firm, (iii) for the proposal to amend and restate the Company's 2003 Incentive Plan, as described in the accompanying Proxy Statement, (iv) if submitted to a vote of the stockholders, to approve an adjournment of the Annual Meeting, including, if necessary, to solicit additional proxies in favor of the foregoing proposals, as described in the accompanying proxy statement, and (v) in the discretion of the proxy holders as to any other matter that may properly come before the Annual Meeting of Stockholders. UFP TECHNOLOGIES, INC. Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. Continued, and to be signed, on reverse side. (Please fill in the reverse side and mail in the enclosed envelope) M35963-P11860 PROXY PROXY

QuickLinks

To Be Held on June 8, 2011
YOUR VOTE IS IMPORTANT
PROPOSAL NO. 1 ELECTION OF DIRECTORS
CORPORATE GOVERNANCE
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
CODE OF ETHICS
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
Grants of Plan-Based Awards
Outstanding Equity Awards at Fiscal Year-End
Option Exercises and Stock Vested
Director Compensation
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PROPOSAL NO. 2 RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL NO. 3 AMENDMENT AND RESTATEMENT OF THE COMPANY'S 2003 INCENTIVE PLAN
PROPOSAL NO. 4 TO ADJOURN THE ANNUAL MEETING OF STOCKHOLDERS OF UFP TECHNOLOGIES, INC.
OTHER MATTERS
  APPENDIX A